                                                                  EXHIBIT 10.2





                               SUBCONTRACT FSN0292






                                      CAD-2

                   SUBCONTRACT AGREEMENT TERMS AND CONDITIONS




                                     BETWEEN




                                TOMAHAWK II, INC.
                               9591 WAPLES STREET
                           SAN DIEGO, CALIFORNIA 92121



                                       AND




                             INTERGRAPH CORPORATION
                         HUNTSVILLE, ALABAMA 35894-0009

                                TABLE OF CONTENTS

SECTION        TITLE                                                  PAGE
-------        -----                                                  ----
   A           Contract Form ...........................................3

   B           Supplies/Services/Costs .................................5

   C           Statement of Work .......................................6

   D           Packaging and Marking ...................................6

   E           Inspection and Acceptance ...............................7

   F           Deliveries or Performance ...............................8

   G           Contract Administration Data ............................8

   H           Special Contract Requirements ...........................9

   I           Contract Clauses .......................................17

   J           List of Attachments ....................................19

                                  THE SCHEDULE


SECTION A - CONTRACT FORM

This Contract is entered into between INTERGRAPH CORPORATION, Huntsville, Alabama, and TOMAHAWK II, INC. San Diego, California, hereinafter referred to as "Subcontractor."

For the purposes of this Subcontract, the following terms are defined as follows:

1.   "Contract" means this Subcontract.

2. "Prime Contract" means the contract between Intergraph Corporation and the U.S. Government which is supported by this Subcontract.

3.   "Subcontractor" and "Seller" means Tomahawk II, Inc.

4.   "Prime Contractor" and "Buyer" means Intergraph Corporation.

5. "Contracting Officer" means Intergraph Corporation, and its duly authorized representatives, except as applicable in the Section I contract clauses when referring to audit and examination of records functions where it means the duly authorized representative of the U.S. Government.

6. "Government" means Intergraph Corporation, and its duly authorized representatives, except as applicable in the Section I contract clauses when referring to audit and examination of records function, where it means the duly authorized representative of the U.S. Government.

7. "Audit Authority" means the cognizant branch of the Defense Contract Audit Agency.

8.   "FAR" means the Federal Acquisition Regulation.

The parties hereto agree that the Subcontractor, for the specified consideration, shall perform all services and deliver all supplies as set forth herein. This Contract document constitutes the entire agreement between the parties. This Contract may only be amended by execution of a written bilateral modification, or in accordance with the "Changes" clause of this Contract.

In witness whereof, the parties hereto have executed this Contract as of the date so indicated.


TOMAHAWK II, INC.                           INTERGRAPH CORPORATION


By:  /s/ Michael H. Lorber                  By:
    --------------------------------            --------------------------------
Name:   Michael H. Lorber                   Name:   Rod W Thompson

Title:  Vice. Pres. - Finance & CFO         Title:  Senior Manager

Date:   3/12/97                             Date:

SECTION B - SUPPLIES/SERVICES/COSTS

B-1.  TYPE OF CONTRACT

      This is a Time-and-Materials type Contract as identified at Federal Acquisition Regulation (FAR) 16.601. In accordance with Clause H-14, this Contract may be a Firm-Fixed Price Requirements Contract as identified at Federal Acquisition Regulation (FAR) 16.202.

B-2.  CONSIDERATION

(a) The Subcontractor shall be reimbursed for satisfactory performance of assigned tasks in accordance with each Purchase Order's tasking and the direct labor category rate schedule (ATTACHMENT A):

      (1)    DIRECT LABOR

             The labor category hourly rates are set out in ATTACHMENT A, "Direct Labor Schedule," dated February 5, 1997.

             The hourly rate specified is inclusive of direct hourly wages, overhead, general and administrative expense, and profit, with the exception of the NAVSEA "On-Site" rate which is also inclusive of all travel expenses except for airline tickets.

             Fractional parts of an hour shall be payable on a prorated basis.

             Personnel qualifications for each of the above listed labor categories are contained in ATTACHMENT B, Statement of Work, dated February 5, 1997.

             The hourly rate is applicable for both straight time (40 hour week) and any required overtime.

     (2)     TRAVEL AND PER DIEM

             All travel must be authorized in advance by the Intergraph Technical Representative (ITR). Except for NAVSEA "On-Site" travel, which is set out separately below, Intergraph will reimburse the Subcontractor for actual travel expenses in accordance with Department of Defense Civilian Personnel Joint Travel Regulations (JTR). Auto rental will be reimbursed at actual cost. The travel reimbursable herein includes only that travel which is authorized in writing by Intergraph. Travel at U.S. Military Installations, where Government transportation is available to and from work, will not be reimbursed hereunder. Travel costs incurred in the replacement of personnel will not be reimbursed by Intergraph when such replacement is accomplished at the Subcontractor's or employee's convenience.

             Supporting documentation sufficient to verify amounts invoiced for travel, such as copies of travel receipts and employee travel reimbursement forms, shall be submitted with invoices containing travel charges.

             For NAVSEA "On-Site" travel, only airline ticket expense will be reimbursed.

             Relocation costs and travel costs incident to relocation are not allowable and will not be reimbursed hereunder.

             With the exception of NAVSEA "On-Site", the Subcontractor will be reimbursed for the expense of meals, lodging, and transportation between places of lodging or business and places where meals are taken and any other miscellaneous travel and living expenses incurred in the performance of this contract. Per diem rate shall be payable only when the Subcontractor employee is in an authorized travel status. The per diem shall be established in accordance with the Department of Defense Civilian Personnel Joint Travel Regulations (JTR).


SECTION C - STATEMENT OF WORK

Subcontractor performance of this Contract shall be in accordance with ATTACHMENT B, Statement of Work, dated February 5, 1997, and with individual task statements of work issued with each Purchase Order against this Subcontract.


SECTION D - PACKAGING AND MARKING

D-1.  STANDARD PACKING

      Except as otherwise specified in the Purchase Order, the packaging and packing of all items shall comply with ASTM-D-3951-88, "Standard Practice for Commercial Packaging."

      In addition, software that is distributed by a non-rigid physical media (e.g., a floppy disk) shall be packaged in a rigid package designed for shipping or mailing. Flexible envelopes shall not be used.

D-2.  CONTAINER MARKING

      Container markings shall comply with MIL-STD-129K, "Marking for Shipment and Storage." In addition, the Subcontractor shall mark each container with "Computer Equipment-Not for Outside Storage."

D-3.  PROHIBITED PACKING MATERIALS

      The use of asbestos, excelsior, newspaper, or shredded paper (all types including waxed paper, computer paper, and similar hygroscopic or non-neutral material) is prohibited.

D-4.  UNPACKING INSTRUCTIONS

      Unpacking instructions shall accompany each shipment of complex or delicate equipment. Shipping containers shall be marked: CAUTION--THIS EQUIPMENT MAY BE SERIOUSLY DAMAGED UNLESS UNPACKING INSTRUCTIONS ARE CAREFULLY FOLLOWED. UNPACKING INSTRUCTIONS ARE LOCATED (state where located). The unpacking instructions shall be located such that no unpacking is required by the Government to locate the instructions.


SECTION E - INSPECTION AND ACCEPTANCE

E-1.  CLAUSE INCORPORATED BY REFERENCE

      This Contract incorporates the following FAR clauses by reference, with the same force and effect as if they were given in full text.


      52.246-2             Inspection of Supplies-Fixed Price (JUL 1985)
      52.246-4             Inspection of Services-Fixed Price (FEB 1992)
      52.246-6             Inspection - Time-and-Material and Labor-Hour (JAN 1986)
      52.246-16            Responsibility for Supplies (APR 1984)
      252.246-7000         Material Inspection and Receiving Report (DEC 1969)
      252.246-7001         Warranty of Data (NOV 1974)
      252.270-7002         Contractor Representation (APR 1984)


E-2.   INSPECTION/ACCEPTANCE AUTHORITY

      Responsibility for inspecting, approving and accepting equipment, software, and/or services rendered by the Subcontractor in the performance of this contract shall rest with Intergraph's Technical Representative
      (ITR). The ITR will be specified on each individual Purchase Order.

      Technical support services will be inspected for conformance with the Requirements contained in each Purchase Order and the Statement of Work, prior to acceptance.

      Resumes of support personnel will be reviewed by the Government as required and overall performance of tasking will also be reviewed.

SECTION F - DELIVERIES OR PERFORMANCE

F-1. CLAUSES INCORPORATED BY REFERENCE

      This Contract incorporates the following FAR clauses by reference, with the same force and effect as if they were set out in full text.


      52.212-13           Stop Work Order (AUG 1989)
      52.212-15           Government Delay of Work (APR 1984)
      52.247-34           F.O.B. Destination (APR 1984)
      52.247-35           F.O.B. Destination, Within Consignee's Premises (APR 1984)


F-2.  PLACE OF DELIVERY AND PERFORMANCE

      The place of performance and/or delivery for all services acquired hereunder will be specified in individual Purchase Orders issued under this Subcontract.

F-3.  PERIOD OF PERFORMANCE

      The period of performance for all services required hereunder shall be specified in individual Purchase Orders issued under this Subcontract.


SECTION G - CONTRACT ADMINISTRATION DATA

G-1. INVOICES

      An original and one copy of accurate and complete invoices, in accordance with the FAR 52.232-7, PAYMENTS UNDER TIME-AND-MATERIALS AND LABOR-HOUR CONTRACTS (APR 1984), may be submitted MONTHLY to the following address:

                   Intergraph Corporation
                   Huntsville, AL 35894-0009
                   Attn: Lisa Hall
                          Mail Stop IW1506

      In no case shall charges for more than one Purchase Order appear on the same invoice. AN AUTHORIZED REPRESENTATIVE OF THE SUBCONTRACTOR MUST SIGN AND CERTIFY ALL INVOICES TO ATTEST TO THEIR ACCURACY.

      Invoices shall contain Purchase Order Number and Work Authorization Number(s). Invoices shall also include total hours and dollars by Contract Line Item Number (CLIN) and labor category for the current invoice period and cumulative hours and dollars by CLIN and labor category from Purchase Order inception. Travel charges must be itemized on the invoice under the categories of "Travel - Air Fare" and "Travel - Other". Supporting documentation sufficient to verify amounts invoiced for travel, such as copies of travel receipts and employee travel reimbursement forms, the approved weekly status reports (or other approved documentation) required under Clause H-1 of this Subcontract, and other substantiation approved by Intergraph, shall be submitted with invoices for reimbursement.

      Work shall be invoiced on a MONTHLY basis. The format of the invoice must be approved by Intergraph. All work must be invoiced and the invoice received by Intergraph not later than two weeks after the last day of the period being invoiced. SUBMITTAL OF ACCURATE AND TIMELY INVOICES, WITH PROPER SUBSTANTIATION, IS CONSIDERED A MATERIAL PART OF THIS CONTRACT. FAILURE TO COMPLY WITH THIS REQUIREMENT MAY RESULT IN TERMINATION OF THIS SUBCONTRACT.

      Invoices will be paid within thirty (30) days after receipt from the Subcontractor of a correct, formal invoice with appropriate documentation and Intergraph Technical Representative's approval and acceptance.


SECTION H - SPECIAL CONTRACT REQUIREMENTS

H-1.   STATUS REPORTS

      A separate status report shall be prepared for each Purchase Order issued under this Subcontract. Information to be included in the status reports shall include the Purchase Order Number and the Work Authorization Number(s). Also included shall be the period of performance, the name of the Intergraph Technical Representative, the CLIN, the employee's name, the employee's labor category, the number of hours worked, the specific location where work was performed, the labor rate, and the total charges against Purchase Order for the report period. Travel shall also be shown on the report separated as "Travel - Airfare" and "Travel - Other", and summing to "Travel - Subtotal". In addition, a summary shall detail the cumulative activity by CLIN and travel charges for the Purchase Order. Variations from this format shall have the approval of the Intergraph Technical Representative. FAILURE TO SUBMIT THESE REPORTS WILL RESULT IN DELAYED PAYMENT OF INVOICES. (A sample format is shown in ATTACHMENT C.)

      Status reports of all work performed shall be submitted weekly by the Tuesday following the period covered by the report to the appropriate Intergraph Technical Representative (ITR). The ITR will verify the information reported. If approved, the ITR will sign and date the status report and return it to the Subcontractor. The Subcontractor shall submit with each invoice the signed status reports corresponding to the applicable work period(s).

      Other documentation, such as weekly employee time sheets, may be accepted in lieu of the status reports, if approved by the ITR. If the ITR accepts time sheets in lieu of the weekly status reports, the time sheets shall be signed by the ITR. The Subcontractor shall submit as supporting documentation with each invoice the signed time sheets corresponding to the applicable work period(s).

H-2.  NOTIFICATION OF EXPENDITURE OF HOURS

      Subcontractor shall notify the Intergraph Subcontract Administrator in writing when eighty-five percent (85%) of the hours for any CLIN for a given Purchase Order are anticipated to be expended within the ensuing thirty (30) day period.

H-3.  NON-PUBLICITY

      It is a specific condition of this Agreement that the Subcontractor shall not use or allow to be used any aspect of this Subcontract for publicity or advertisement purposes.

H-4.   OVERTIME

      The Subcontractor shall not invoice any amount for overtime worked, unless such overtime has the express prior written approval of the cognizant Intergraph Technical Representative (ITR). Any overtime worked shall be unallowable unless approved in advance by the cognizant ITR, and unless shown as a separate category of cost (with associated hours worked) on the Subcontractor's invoice. No premium shall be payable for overtime worked. Approved overtime shall only be compensated at the appropriate straight time labor rate.

H-5.  CERTIFICATION OF SUBCONTRACTOR EMPLOYEES

      Prior to performance under this Subcontract, Subcontractor shall supply to the Intergraph Subcontract Administrator the credentials (in the resume format specified by the Intergraph Subcontract Administrator) for the Subcontractor's employee(s) anticipated to be utilized in the performance of this Subcontract. Upon verification that the proposed employee's credentials meet the minimum requirements as stated in ATTACHMENT B, Statement of Work, for the labor category for which he/she is proposed, Intergraph will incorporate a listing of those approved employee(s) into this Subcontract (ATTACHMENT D). Subcontractor shall not propose or allow unapproved employees to perform work under this Agreement without the prior written approval of the Intergraph Subcontract Administrator. Intergraph reserves the right to accept or reject the proposed individuals and shall have the right to request a no cost change of the Subcontractor's personnel under this Contract, should such personnel be found not to meet the requirements as stated in the ATTACHMENT B, Statement of Work, to this Contract.

H-6.  SUBSTITUTION OF PERSONNEL

      The Subcontractor shall provide the appropriate personnel as specified in individual Purchase Orders. Prior to diverting any of the specified individuals to other programs, the Subcontractor shall provide notice of at least thirty (30) calendar days to the Intergraph Subcontract Administrator and shall submit written justification (including proposed substitutes) in sufficient detail to permit evaluation of the impact on the program. Intergraph reserves the right to accept or reject individuals proposed as replacements.

H-7.  FUNDING

      This Subcontract will be incrementally funded by CLIN, by specific Purchase Orders. Intergraph shall not be obligated to pay the Subcontractor any amount in excess of the funded Purchase Order, unless and until Intergraph has notified the Subcontractor in writing that the allotted amount of incremental funding has been increased. The Subcontractor shall not be obligated to continue performance if to do so would exceed the currently allotted funded Purchase Order.

H-8.  INTERGRAPH'S TECHNICAL REPRESENTATIVE (ITR)

      The Intergraph Technical Representative (ITR) provides technical direction and discussion as necessary with respect to the specifications or Statement of Work, issues task orders when so authorized, and monitors the progress and quality of Subcontractor performance. The ITR IS NOT a Subcontract Administrator and DOES NOT have the authority to take any action, either directly or indirectly, that would change the pricing, quantity, quality, place of performance, delivery schedule, or any other terms and conditions of the basic contract, or to direct the accomplishment of effort which goes beyond the scope of the basic contractual Statement of Work.

      When, in the opinion of the Subcontractor, the ITR requests effort outside the existing scope of the Subcontract, the Subcontractor shall promptly notify the Intergraph Subcontract Administrator in writing. No action shall be taken by the Subcontractor under such direction until the Intergraph Subcontract Administrator has issued a contractual change or otherwise resolved the issue.

      The name of the ITR will be specified in individual Purchase Order(s) issued against this Subcontract.

H-9.  SECURITY CLEARANCES

      If required, Subcontractor facility and personnel clearance requirements for the performance of this Contract will be specified with each Purchase Order on a DD Form 254. Subcontractor personnel shall obtain from the Defense Investigative

      Service (DIS), at a minimum, an interim CONFIDENTIAL clearance subject to final clearance approval within 40 days of the clearance request. There may be instances where a higher clearance level is required (i.e., SECRET and/or TOP SECRET). Unless security clearance levels are specified on an individual Purchase Order this requirement does not apply.

      Personnel substituted under the Subcontract shall conform to the above requirements as applicable and have a minimum, interim facility and personnel security clearances before commencing services under the Purchase Order.

H-10. PRIORITY RATING

      This Contract is a rated order under DPAS (15 CFR 350). The rating for NAVAIR and NAVFAC is A-7. The rating for NAVSEA is A-3. The applicable DPAS rating will be specified in each individual purchase order issued under this subcontract.

H-11. NON-DISCLOSURE AGREEMENT

      During the performance of work under individual Purchase Order(s) issued pursuant to this Contract, it may be necessary to share and/or exchange information and data which may be considered confidential, proprietary and/or competition sensitive. Further, during performance of work under this Contract, the parties recognize that the presence of Subcontractor personnel in Intergraph's and/or Customer's facilities may subject Subcontractor personnel to information and/or data that is considered by Intergraph and/or Customer to be confidential, proprietary and/or competition sensitive. Therefore, the Subcontractor agrees to the following:

      a. Any confidential, proprietary and/or competition sensitive information exchanged by the parties and entitled to protection hereunder shall be identified by the furnishing party as confidential, proprietary and/or competition sensitive by (i) appropriate stamp or marking on the documents exchanged, or (ii) written notice of any disclosures made under assertion of confidentiality, sent to the receiving party no later than two
            (2) weeks after disclosure, with listings of all proprietary material and appropriately stamped or marked summaries of such other disclosures.

      b. Verbal communications which are considered confidential, proprietary and/or competition sensitive may also be conducted as part of the normal discussion activities. Prior to these verbal communications, an announcement will be made that the conversation to follow is to be considered confidential, proprietary and/or competition sensitive, and at the conclusion of that part of the conversation that is considered confidential, proprietary and/or competition sensitive, an ending comment will be made so as to bracket the information which is considered to be confidential. Both parties agree to hold such verbal information in confidence in accordance with this Agreement.

c. The receiving party will hold such confidential, proprietary and/or competition sensitive information in confidence for a period of three
      (3) years from the date of receipt under this Agreement, and during such period will use such information only for evaluation purposes and will make such information available only to its employees having a "need to know" in order to carry out their functions in connection with the purpose of this Agreement. Unless authorized in writing by the party originally transmitting such confidential, proprietary and/or competition sensitive information hereunder, the receiving party will not otherwise use or disclose such confidential, proprietary and/or competition sensitive information during the above-mentioned three (3) year period.

      Information shall not be afforded the protection of this Agreement if, on the effective date hereof, such information has been or from the time thereafter such information is:

      (1) lawfully developed by the receiving party independently of the information received from furnishing party;

      (2) rightfully obtained without restriction by the receiving party from a third party;

      (3) publicly available other than through the fault or negligence of the receiving party;

      (4) released without restriction by the furnishing party to any third party,

d. Should the receiving party be faced with legal action regarding disclosure of information under this Agreement, the receiving party shall forthwith notify the furnishing party, and, upon the request and at the expense of the latter, shall cooperate with the furnishing party in contesting such a disclosure. Except in connection with failure to discharge responsibilities set forth in the preceding sentence, neither party shall be liable in damages for any disclosures pursuant to judicial actions or for inadvertent disclosure where the proper degree of care has been exercised; provided, that upon discovery of such inadvertent disclosure, it shall have endeavored to prevent any further inadvertent disclosure and to correct the effects of any such inadvertent disclosure.

e. All proprietary information furnished hereunder shall remain the property of the furnishing party and shall be returned to it or destroyed promptly at its request together with all copies made thereof by the receiving party hereunder. The parties shall employ the same standard of care it uses to protect its own proprietary information, but in any event, no less than reasonable care.

      f. No license under any patents or any other proprietary right is granted or conveyed by one party's transmitting proprietary information or other information to the other party hereunder, nor shall such a transmission constitute any representation, warranty, assurance, guaranty of inducement by the transmitting party to the other party with respect to infringement of patent or any other proprietary right of others.

      g. The receiving party shall not disclose or deliver, directly or indirectly, any technical data or any product utilizing any such data to any person to whom such disclosure or delivery is prohibited by the U.S. Government, nor export, directly or indirectly, any technical data acquired pursuant to this Agreement or any product utilizing any such data to any country for which the U.S. Government or any agency thereof at the time of export requires an export license or other Government approval without first obtaining such license or approval.

      AS A MATERIAL PART OF THIS CONTRACT, THE SUBCONTRACTOR AGREES TO MAKE KNOWN THE PROVISIONS OF THIS CLAUSE TO EACH OF THE PERSONNEL THE SUBCONTRACTOR ASSIGNS TO PERFORM WORK UNDER THIS CONTRACT AND HAVE THE PERSONNEL SIGN A STATEMENT AGREEING TO ABIDE BY THE PROVISIONS CONTAINED IN THIS CLAUSE.

H-12. INCORPORATION OF SECTION K - "REPRESENTATIONS, CERTIFICATIONS, AND OTHER
      STATEMENTS OF OFFERORS"

      "Section K - Representations, Certifications, and Other Statements of Offers", executed by Tomahawk II, Inc., February 19, 1997, is incorporated herein by reference and made a part of this contract.

H-13. INSURANCE - WORK ON A GOVERNMENT INSTALLATION

(a) In accordance with FAR 28.307-2, the Subcontractor shall at its own expense, procure and maintain during the entire performance period of this Subcontract, insurance of at least the kinds and minimum amounts set forth below:

      Worker's Compensation and Employer's Liability Insurance       $100,000
      General Liability Insurance For Bodily Injury Liability -
             Minimum Per Occurrence                                  $500,000
      Automobile Liability Insurance
             Minimum Per Person                                      $200,000
             Minimum Per Occurrence for Bodily Injury                $500,000
             Minimum Per Occurrence for Property Damage              $ 20,000

(b) Prior to the commencement of work hereunder, the Subcontractor shall furnish to the Subcontract Administrator a certificate or written statement of the above required insurance., The policies evidencing required insurance shall contain an endorsement to the effect that cancellation or any material change in the policies adversely affecting the interest of Intergraph Corporation in such insurance shall not be effective for such period as may be prescribed by the laws of the State in which this Subcontract is to be performed and in no event less than thirty
      (30) days after written notice thereof to the Subcontract Administrator.

(c) The Subcontractor shall insert the substance of this clause, including this paragraph (c), in all lower tier subcontracts hereunder. The Subcontractor shall furnish (or ensure that there has been furnished to the Subcontract Administrator a current Certificate of Insurance, meeting the requirements of (b) above, for each such lower tier subcontractor, at least five (5) days prior to entry of each lower tier subcontractor's personnel on the Government Installation.

H-14. FIRM-FIXED PRICE-REQUIREMENTS SUPPORT SERVICES

(a)   STATEMENT OF WORK (SOW)

      Upon the Customer determining and defining project requirements, the Customer and the Intergraph Technical Representative (ITR) will then develop a Statement of Work (SOW) and forward it to the Intergraph Subcontract Administrator for certification approvals. The SOW will describe the technical requirement, description of work, acceptance criteria, benchmarks, labor categories required, and will provide an estimated number of staff-hours per labor category, an estimate of computer time required to perform the effort for the request, and a performance schedule. The SOW shall also include a price percentage breakdown by deliverable of the total purchase order price (e.g., item/deliverable #1 = 70%, item/deliverable #2 = 30% of the total purchase order price). The Intergraph Subcontract Administrator will forward the SOW to the Subcontractor omitting any reference to staff-hours or labor categories. This request shall provide a detailed analysis of tasks and subtasks to be performed, sufficient to permit the Subcontractor to develop a technical proposal to estimate, by the task and subtask, the type of labor categories anticipated to fulfill the requirements, the number of staff-hours per labor category, a task completion date and total proposed price.

(b)   ORDERING PROCESS

      A SOW will be issued to the Subcontractor for review and preparation of a proposal. The Intergraph Subcontract Administrator and the Subcontractor will then negotiate a finalized firm-fixed price completion purchase order, which requires the Subcontractor to complete and deliver the specified end product at the established price. Finalized purchase orders will identify labor categories and the hours negotiated for each purchase order. The process and special terms and conditions are as follows:

      (i) The Subcontractor shall pick up the SOW from the Intergraph Subcontract Administrator within ten (10) working days of notification. The SOW will specify the time within which the Subcontractor's responding proposal is due. The proposal will include the number of staff-hours by skill category, task and subtask, computer time, other resources required, beginning date, milestone dates, completion date, proposed purchase order total price, pricing arrangement and a technical approach to indicate the Subcontractor's understanding of the requirement. The labor rates utilized by the Subcontractor in preparing the proposal will be those set forth in this Subcontract, which shall include all direct labor, facilities, incidental supplies, supervision, indirect charges, profit and local travel. The Subcontractor is responsible for certifying that resumes of the proposed personnel have been verified, and are true and accurate presentations of experience and performance. Resumes shall indicate the skill level under the Subcontract within which the individual is included, and shall be in the detail and format required by Intergraph.

      (ii) Negotiations will take place at a time and place arranged by the Intergraph Subcontract Administrator. Following negotiations, a finalized firm-fixed price completion purchase order will be executed by the Subcontractor and the Intergraph Subcontract Administrator. No work will be performed and no payment will be allowed for any work performed except as authorized by a purchase order signed by the Intergraph Subcontract Administrator. The purchase order shall be the authority for the Subcontractor to proceed based upon the agreed terms and conditions of the purchase order. The Subcontractor shall acknowledge receipt of each purchase order issued under this Subcontract by signing and returning one
             (1) copy to the Intergraph Subcontract Administrator within ten
             (10) calendar days.

H-15.        ADMINISTRATION

             For the duration of this subcontract, the parties mutually agree to the following terms and conditions:

             - For each proposal with a dollar value greater than $500,000 that is submitted to the Government for work to be performed under this subcontract, it is mutually agreed that Intergraph shall include a minimum of five (5) hours per month for administration. The exact number of hours to be included in each proposal greater than $500,000 shall be mutually determined by Tomahawk II and Intergraph.

             - The applicable labor rate to be paid Tomahawk II per hour, as set out in Attachment A, shall be based on the cumulative value of Government Delivery Orders from NAVAIR, NAVFAC and NAVSEA to Intergraph for support services (labor and travel) resulting from Tomahawk II's efforts. Software, hardware and training amounts contained in Delivery Orders are not to be included in the cumulative total.

             - The initial period of performance shall run from February 13, 1997 through October 3, 1997. Subsequent time periods are specified in Attachment A.

             - The hourly rate sliding scale is based on a percentage of the CAD-2 prime billable rates for each specific contract. The initial rates are 84% of the applicable prime rate for cumulative delivery order value of $0 to $750,000; 87% of the applicable prime rate for cumulative delivery order value of $750,001 to $1,500,000; and 92% of the applicable prime rate for cumulative delivery order value of greater than $1,500,000. The cumulative delivery order value will be reset to zero dollars ($0) at the beginning each subsequent time period. Each applicable date is denoted in Attachment A.


SECTION I - CONTRACT CLAUSES

This Contract incorporates the following FAR clauses by reference, with the same force and effect as if they were given in full text.

       Clause Number                   Clause Title And Date
       -------------                   ---------------------
       52.202-1                Definitions (Sep 1991)
       52.203-1                Officials Not To Benefit (Apr 1984)
       52.203-3                Gratuities (Apr 1984)
       52.203-5                Covenant Against Contingent Fees (Apr 1984)
       52.203-6                Restrictions On Subcontractors Sales To The Government (Jul 1985)
       52.203-7                Anti-Kickback Procedures (Oct 1988)
       52.203-9                Requirement For Certificate Of Procurement Integrity - Modification (Sep 1990)
       52.203-10               Price Or Fee Adjustment For Illegal Or Improper Activity (Sep 1990)
       52.203-11               Certification And Disclosure Regarding Payments To Influence Certain Federal
                               Transactions (Jan 1990)
       52.203-12               Limitation On Payments To Influence Certain Federal Transactions (Jan 1990)
       52.204-2                Security Requirements (Apr 1984)
       52.208-1                Required Sources For Jewel Bearings And Related Items (Apr 1984)
       52.209-6                Protecting The Government's Interest When Subcontracting With Contractors
                               Debarred, Suspended, Or Proposed For Debarment (Jun 1991)
       52.210-5                New Material (Apr 1984)
       52.212-8                Defense Priority And Allocation Requirements (Sep 1990)
       52.212-13               Stop-Work Order (Aug 1989)
       52.215-1                Examination Of Records By Comptroller General (Feb 1993)
       52.215-2                Audit - Negotiation (Feb 1993)
       52.215-23               Price Reduction For Defective Cost Or Pricing Data-Modifications (Dec 1991)


                                               17

       52.215-25               Subcontractor Cost Or Pricing Data Modifications (Dec 1991)
       52.215-26               Integrity Of Unit Prices (Apr 1991)
       52.215-33               Order Of Precedence (Jan 1986)
       52.216-21        '      Requirements (Apr 1984)
       52.219-8                Utilization Of Small Business Concerns And Small Disadvantaged Business
                               Concerns (Feb 1990)
       52.219-9                Small Business And Small Disadvantaged Business Subcontracting Plan (Jan 1991)
       52.219-13               Utilization Of Women-Owned Small Businesses (Aug 1986)
       52.219-16               Liquidated Damages-Small Business Subcontracting Plan (Aug 1989)
       52.220-1                Preference For Labor Surplus Area Concerns (Apr 1984)
       52.220-3                Utilization Of Labor Surplus Area Concerns (Apr 1984)
       52.220-4                Labor Surplus Area Subcontracting Program (Apr 1984)
       52.222-1                Notice To The Government Of Labor Disputes (Apr 1984)
       52.222-3                Convict Labor (Apr 1984)
       52.222-20               Walsh-Healey Public Contracts Act (Apr 1984)
       52.222-26               Equal Opportunity (Apr 1984)
       52.222-28               Equal Opportunity Preaward Clearance Of Subcontracts (Apr 1984)
       52.222-29               Notification Of Visa Denial (Apr 1984)
       52.222-35               Affirmative Action For Special Disabled And Vietnam Era Veterans (Apr 1984)
       52.222-36               Affirmative Action For Handicapped Workers  (Apr 1984)
       52.222-37               Employment Reports On Special Disabled Veterans And Veterans Of The Vietnam
                               Era (Jan 1988)
       52.223-2                Clean Air And Water (Apr 1984)
       52.223-6                Drug-Free Workplace (Jul 1990)
       52.224-2                Privacy Act (Apr 1984)
       52.225-10               Duty Free Entry (Apr 1984)
       52.225-11               Restrictions On Certain Foreign Purchases (May 1992)
       52.225-13               Restrictions On Contracting With Sanctioned Persons (May 1989
       52.227-2                Notice And Assistance Regarding Patent And Copyright Infringement (Apr 1984)
       52.227-3                Patent Indemnity (Apr 1984)
       52.228-5                Insurance-Work On A Government Installation (Sep 1989)
       52.229-3                Federal, State, And Local Taxes (Jan 1991)
       52.230-3                Cost Accounting Standards (Sep 1987)
       52.230-4                Administration Of Cost Accounting Standards (Sep 1987)
       52.230-5                Disclosure And Consistency Of Cost Accounting Practices (Sep 1987)
       52.230-6                Consistency In Cost Accounting Practices (Sep 1987)
       52.232-1                Payments (Apr 1984)
       52.232-7                Payments Under Time-And-Materials And Labor Hour Contracts (Apr 1984)
       52.232-11               Extras (Apr 1984)
       52.232-17               Interest (Jan 1991)
       52.232-23               Assignment Of Claims (Jan 1986)
       52.233-1                Disputes (Dec 1991)
       52.237-2                Protection Of Government Building, Equipment, And Vegetation (Apr 1984)
       52.237-3                Continuity Of Services (Jan 1991)
       52.242-13               Bankruptcy (Apr 1991)
       52.243-1                Changes - Fixed Price (Aug 1987)
       52.243-1                Changes - Fixed Price (Alternate li) (Apr 1984)
       52.243-3                Changes - Time-And-Materials Or Labor-Hours (Aug 1987)
       52.243-6                Change Order Accounting (Apr 1984)
       52.244-1                Subcontracts (Fixed Price Contracts) (Apr 1991)
       52.244-3                Subcontracts (Time-And-Materials And Labor-Hour Contracts) (Apr 1985)
       52.246-6                Inspection -Time-And-Material And Labor-Hour (Jan 1986)
       52.247-63               Preference For U.S.- Flag Air Carriers (Apr 1984)
       52.249-2                Termination For Convenience Of The Government (Fixed Price) (Apr 1984)
       52.249-8                Default (Fixed Price Supply And Service) (Apr 1984)
       52.249-14               Excusable Delays (Apr 1984)
       252.203-7000            Statutory Prohibition On Compensation To Former Department Of Defense
                               Employees (Dec 1991)
       252.203-7001            Special Prohibition On Employment (Apr 1993)
       252.203-7002            Display Of DOD Hotline Poster (Dec 1991)
       252.204-7000            Disclosure Of Information (Dec 1991)


                                              18

       252.215-7000            Pricing Adjustment (Dec 1991)
       252.219-7003            Small Business And Small Disadvantaged Business Subcontracting Plan
                               (DOD Contracts) (Apr 1993)
       252.223-7500            Drug-Free Work Force (Dec 1991)
       252.225-7001            Buy American Act And Balance Of Payments Program (Dec 1991)
       252.225-7002            Qualifying Country Sources As Subcontractors (Dec 1991)
       252.225-7007            Trade Agreements Act (Dec 1991)
       252.227-7013            Rights In Technical Data And Computer Software (Oct 1988)
       252.227-7018            Restrictive Markings On Technical Data (Oct 1988)
       252.227-7019            Identification Of Restricted Rights Computer Software (Apr 1988)
       252.227-7026            Deferred Delivery Of Technical Data Or Computer Software (Apr 1988)
       252.227-7027            Deferred Ordering Of Technical Data Or Computer Software (Apr 1988)
       252.227-7028            Requirement For Technical Data Representation (Oct 1988)
       252.227-7029            Identification Of Technical Data (Apr 1988)
       252.227-7030            Technical Data - Withholding Of Payment (Oct 1988)
       252.227-7031            Data Requirements (Oct 1988)
       252.227-7036            Certification Of Technical Data Conformity (May 1987)
       252.227-7037            Validation Of Restrictive Markings On Technical Data (Apr 1988)
       252.233-7000            Certification Of Requests For Adjustment Or Relief Exceeding $100,000 (Apr 1993)
       252.243-7001            Pricing Of Adjustments (Dec 1991)
       252.270-7000            Recovery Of Non-Recurring Costs And Royalty Fees On Commercial Sales (Dec 1991)
       252.270-7001            Warranty Exclusion And Limitation Of Damages (Feb 1983)
       252.270-7008            Rights In Privacy Safeguards (Apr 1984)
       252.271-7001            Recovery Of Non-Recurring Costs On Commercial Sales Of Defense Products And
                               Technology And Of Royalty Fees For Use Of DOD Technical Data (Feb 1989)


SECTION J - LIST OF ATTACHMENTS

The following attachments constitute a part of this Contract:


        ATTACHMENT A - Direct Labor Schedule, dated February 5, 1997
        ATTACHMENT B - Statement of Work, dated February 5, 1997
        ATTACHMENT C - Status Report Format (Section H, Clause H-l)
        ATTACHMENT D - List of Approved Employees, dated February 5, 1997

                                  ATTACHMENT A

                             DIRECT LABOR SCHEDULE
                                SECTION B-2(a)(1)


                                FEBRUARY 5, 1997


                                                                                  CY*                         $750         OVER
NAVAIR                                CATEGORY                                 97 PRIME    $0 TO $750K      TO $1.5M       $1.5M

29AA01        Senior Computer Scientist/Senior Engineer (SCS/SE)               $  97.00      $  81.48       $  84.39     $  89.24
29AB01        Senior Computer Engineer (SCE)                                   $  75.00      $  63.00       $  65.25     $  69.00
29AC01        Computer Technician (CT)                                         $  36.00      $  30.24       $  31.32     $  33.12
29AD01        Computer Specialist/Software Specialist, Level 1 (CS/SS-1)       $  61.00      $  51.24       $  53.07     $  56.12
29AE01        Computer Specialist/Software Specialist, Level 2 (CS/SS-2)       $  75.00      $  63.00       $  65.25     $  69.00


                                                                                  CY*                         $750K         OVER
NAVFAC                                CATEGORY                                 97 PRIME    $0 TO $750K      TO $1.5M       $1.5M

0033AA        Senior Computer Scientist (SCS)                                  $  92.00      $  77.28       $  80.04     $  84.64
0033AB        Computer Scientist (CS)                                          $  66.00      $  55.44       $  57.42     $  60.72
0033AJ        Associate Computer Scientist (ACS)                               $  51.00      $  42.84       $  44.37     $  46.92
0033AC        Computer Science Technician (CST)                                $  35.00      $  29.40       $  30.45     $  32.20
0033AD        Senior Engineer (SE)                                             $  71.00      $  59.64       $  61.77     $  65.32
3033AE        Engineer (E)                                                     $  55.00      $  46.20       $  47.85     $  50.60
0033AF        Engineering Technician (ET)                                      $  35.00      $  29.40       $  30.45     $  32.20
0033AG        Senior Clerical Assistant (SCA)                                  $  31.00      $  26.04       $  26.97     $  28.52
0033AH        Clerical Assistant (CA)                                          $  24.00      $  20.16       $  20.88     $  22.08


                                                                                  CY*                        $750K          OVER
NAVSEA                                CATEGORY                                 97 PRIME    $0 TO $750K      TO $1.5M       $1.5M

OFF-SITE

SS08AA        Computer Engineer, Level 1 (CE1)                                 $  53.40      $  44.86       $  46.46     $  49.13
SS08AB        Computer Engineer, Level 2 (CE2)                                 $  64.39      $  54.09       $  56.02     $  59.24
SS08AC        Computer Engineer, Level 3 (CE3)                                 $  77.75      $  65.31       $  67.64     $  71.53
SS08AD        Computer Engineer, Level 4 (CE4)                                 $ 100.86      $  84.72       $  87.75     $  92.79
SS08AE        Computer Technician, Level 1 (CT1)                               $  31.91      $  26.80       $  27.76     $  29.36
SS08AF        Computer Technician, Level 2 (CT2)                               $  38.49      $  32.33       $  33.49     $  35.41
SS08AG        Computer Technician, Level 3 (CT3)                               $  49.23      $  41.35       $  42.83     $  45.29
SS08AH        Computer Technician, Level 4 (CT4)                               $  53.40      $  44.86       $  46.46     $  49.13

ON-SITE

SS08AJ        Computer Engineer, Level 1 (CE1)                                 $  82.92      $  69.65       $  72.14     $  76.29
SS08AK        Computer Engineer, Level 2 (CE2)                                 $  93.91      $  78.88       $  81.70     $  86.40
SS08AL        Computer Engineer, Level 3 (CE3)                                 $ 107.27      $  90.11       $  93.32     $  98.69
SS08AM        Computer Engineer, Level 4 (CE4)                                 $ 130.38      $ 109.52       $ 113.43     $ 119.95
SS08AN        Computer Technician, Level 1 (CT1)                               $  61.43      $  51.60       $  53.44     $  56.52
SS08AP        Computer Technician, Level 2 (CT2)                               $  68.01      $  57.13       $  59.17     $  62.57
SS08AQ        Computer Technician, Level 3 (CT3)                               $  78.75      $  66.15       $  68.51     $  72.45
SS08AR        Computer Technician, Level 4 (CT4)                               $  82.92      $  69.65       $  72.14     $  76.29

CRYSTAL CITY

SS08AS        Computer Engineer, Level 1 (CE1)                                 $  58.47      $  49.11       $  50.87     $  53.79
SS08AT        Computer Engineer, Level 2 (CE2)                                 $  70.51      $  59.23       $  61.34     $  64.87
SS08AU        Computer Engineer, Level 3 (CE3)                                 $  85.14      $  71.52       $  74.07     $  78.33
SS08AV        Computer Engineer, Level 4 (CE4)                                 $ 110.44      $  92.77       $  96.08     $ 101.60
SS08AW        Computer Technician, Level 1 (CT1)                               $  34.94      $  29.35       $  30.40     $  32.14
SS08AX        Computer Technician, Level 2 (CT2)                               $  42.15      $  35.41       $  36.67     $  38.78
SS08AY        Computer Technician, Level 3 (CT3)                               $  53.91      $  45.28       $  46.90     $  49.60
SS08AZ        Computer Technician, Level 4 (CT4)                               $  58.47      $  49.11       $  50.87     $  53.79

*GFY1997  Rate is valid from February 13, 1997 through October 3, 1997.


                                                                                  CY*                        $750K         OVER
NAVAIR                                CATEGORY                                 98 PRIME    $0 TO $750K      TO $1.5M       $1.5M

29AA01        Senior Computer Scientist/Senior Engineer (SCS/SE)               $ 105.00      $  88.20       $  91.35     $  96.60
29AB01        Computer Scientist/Engineer (CS/E)                               $  81.00      $  68.04       $  70.47     $  74.52
29AC01        Computer Technician (CT)                                         $  40.00      $  33.60       $  34.80     $  36.80
29AD01        Computer Specialist/Software Specialist, Level 1 (CS/SS-1)       $  67.00      $  56.28       $  58.29     $  61.64
29AE01        Computer Specialist/Software Specialist, Level 2 (CS/SS-2)       $  81.00      $  68.04       $  70.47     $  74.52


                                                                                  CY*                        $750K         OVER
NAVFAC                                CATEGORY                                 98 PRIME    $0 TO $750K      TO $1.5M       $1.5M

0033AA         Senior Computer Scientist (SCS)                                 $  98.00      $  82.32       $  85.26     $  90.16
0033AB         Computer Scientist (CS)                                         $  70.00      $  58.80       $  60.90     $  64.40
0033AJ         Associate Computer Scientist (ACS)                              $  53.00      $  44.52       $  46.11     $  48.76
0033AC         Computer Science Technician (CST)                               $  37.00      $  31.08       $  32.19     $  34.04
0033AD         Senior Engineer (SE)                                            $  76.00      $  63.84       $  66.12     $  69.92
0033AE         Engineer (E)                                                    $  59.00      $  49.56       $  51.33     $  54.28
0033AF         Engineering Technician (ET)                                     $  37.00      $  31.08       $  32.19     $  34.04
0033AG         Senior Clerical Assistant (SCA)                                 $  32.00      $  26.88       $  27.84     $  29.44
0033AH         Clerical Assistant (CA)                                         $  26.00      $  21.84       $  22.62     $  23.92


                                                                                  CY*                        $750K         OVER
NAVSEA                                CATEGORY                                 98 PRIME    $0 TO $750K      TO $1.5M       $1.5M

OFF-SITE

SS08AA         Computer Engineer, Level 1 (CE1)                                $  57.67      $  48.44       $  50.17     $  53.06
SS08AB         Computer Engineer, Level 2 (CE2)                                $  69.54      $  58.41       $  60.50     $  63.98
SS08AC         Computer Engineer, Level 3 (CE3)                                $  83.96      $  70.53       $  73.05     $  77.24
SS08AD         Computer Engineer, Level 4 (CE4)                                $ 108.93      $  91.50       $  94.77     $ 100.22
SS08AE         Computer Technician, Level 1 (CT1)                              $  34.46      $  28.95       $  29.98     $  31.70
SS08AF         Computer Technician, Level 2 (CT2)                              $  41.57      $  34.92       $  36.17     $  38.24
SS08AG         Computer Technician, Level 3 (CT3)                              $  53.17      $  44.66       $  46.26     $  48.92
SSO8AH         Computer Technician, Level 4 (CT4)                              $  57.67      $  48.44       $  50.17     $  53.06

ON-SITE

SSO8AJ         Computer Engineer, Level 1 (CE1)                                $  88.88      $  74.66       $  77.33     $  81.77
SSO8AK         Computer Engineer, Level 2 (CE2)                                $ 100.75      $  84.63       $  87.65     $  92.69
SS08AL         Computer Engineer, Level 3 (CE3)                                $ 115.17      $  96.74       $ 100.20     $ 105.96
SS08AM         Computer Engineer, Level 4 (CE4)                                $ 140.14      $ 117.72       $ 121.92     $ 128.93
SS08AN         Computer Technician, Level 1 (CT1)                              $  65.67      $  55.16       $  57.13     $  60.42
SSO8AP         Computer Technician, Level 2 (CT2)                              $  72.78      $  61.14       $  63.32     $  66.96
SS08AQ         Computer Technician, Level 3 (CT3)                              $  84.38      $  70.88       $  73.41     $  77.63
SS08AR         Computer Technician, Level 4 (CT4)                              $  88.88      $  74.66       $  77.33     $  81.77

CRYSTAL CITY

SS08AS         Computer Engineer, Level 1 (CE1)                                $  63.15      $  53.05       $  54.94     $  58.10
SS08AT         Computer Engineer, Level 2 (CE2)                                $  76.15      $  63.97       $  66.25     $  70.06
SS08AU         Computer Engineer, Level 3 (CE3)                                $  91.94      $  77.23       $  79.99     $  84.58
SS08AV         Computer Engineer, Level 4 (CE4)                                $ 119.28      $ 100.20       $ 103.77     $ 109.74
SS08AW         Computer Technician, Level 1 (CT1)                              $  37.73      $  31.69       $  32.83     $  34.71
SSO8AX         Computer Technician, Level 2 (CT2)                              $  45.52      $  38.24       $  39.60     $  41.88
SS08AY         Computer Technician, Level 3 (CT3)                              $  58.22      $  48.90       $  50.65     $  53.56
SS08AZ         Computer Technician, Level 4 (CT4)                              $  63.15      $  53.05       $  54.94     $  58.10

*GFY 1998 Rates are valid from October 4, 1997 through October 2, 1998


                                                                                  CY*                        $750K         OVER
NAVAIR                                CATEGORY                                 99 PRIME    $0 TO $750K      TO $1.5M       $1.5M

29AA01         Senior Computer Scientist/Senior Engineer (SCS/SE)              $ 113.00      $  94.92       $  98.31     $ 103.96
29AB01         Senior Computer Engineer (SCE)                                  $  87.00      $  73.08       $  75.69     $  80.04
29AC01         Computer Technician (CT)                                        $  43.00      $  36.12       $  37.41     $  39.56
29AD01         Computer Specialist/Software Specialist, Level 1 (CS/SS-1)      $  72.00      $  60.48       $  62.64     $  66.24
29AE01         Computer Specialist/Software Specialist, Level 2 (CS/SS-2)      $  87.00      $  73.08       $  75.69     $  80.04


                                                                                  CY*                        $750K         OVER
NAVFAC                                CATEGORY                                 99 PRIME    $0 TO $750K      TO $1.5M       $1.5M

0033AA         Senior Computer Scientist (SCS)                                 $ 104.00      $  87.36       $  90.48     $  95.68
0033AB         Computer Scientist (CS)                                         $  74.00      $  62.16       $  64.38     $  68.08
0033AJ         Associate Computer Scientist (ACS)                              $  55.00      $  46.20       $  47.85     $  50.60
0033AC         Computer Science Technician (CST)                               $  40.00      $  33.60       $  34.80     $  36.80
0033AD         Senior Engineer (SE)                                            $  80.00      $  67.20       $  69.60     $  73.60
0033AE         Engineer (E)                                                    $  62.00      $  52.08       $  53.94     $  57.04
0033AF         Engineering Technician (ET)                                     $  40.00      $  33.60       $  34.80     $  36.80
0033AG         Senior Clerical Assistant (SCA)                                 $  34.00      $  28.56       $  29.58     $  31.28
0033AH         Clerical Assistant (CA)                                         $  27.00      $  22.68       $  23.49     $  24.84


                                                                                  CY*                        $750K         OVER
NAVSEA                                CATEGORY                                 99 PRIME    $0 TO $750K      TO $1.5M       $1.5M

OFF-SITE

SS08AA         Computer Engineer, Level 1 (CE1)                                $  62.28      $  52.32       $  54.18     $  57.30
SS08AB         Computer Engineer, Level 2 (CE2)                                $  75.10      $  63.08       $  65.34     $  69.09
SS08AC         Computer Engineer, Level 3 (CE3)                                $  90.69      $  76.18       $  78.90     $  83.43
SS08AD         Computer Engineer, Level 4 (CE4)                                $ 117.63      $  98.81       $ 102.34     $ 108.22
SS08AE         Computer Technician, Level 1 (CT1)                              $  37.22      $  31.26       $  32.38     $  34.24
SS08AF         Computer Technician, Level 2 (CT2)                              $  44.89      $  37.71       $  39.05     $  41.30
SS08AG         Computer Technician, Level 3 (CT3)                              $  57.43      $  48.24       $  49.96     $  52.84
SS08AH         Computer Technician, Level 4 (CT4)                              $  62.28      $  52.32       $  54.18     $  57.30

ON-SITE

SS08AJ         Computer Engineer, Level 1 (CE1)                                $  95.31      $  80.06       $  82.92     $  87.69
SS08AK         Computer Engineer, Level 2 (CE2)                                $ 108.13      $  90.83       $  94.07     $  99.48
SS08AL         Computer Engineer, Level 3 (CE3)                                $ 123.72      $ 103.92       $ 107.64     $ 113.82
SS08AM         Computer Engineer, Level 4 (CE4)                                $ 150.66      $ 126.55       $ 131.07     $ 138.61
SS08AN         Computer Technician, Level 1 (CT1)                              $  70.25      $  59.01       $  61.12     $  64.63
SS08AP         Computer Technician, Level 2 (CT2)                              $  77.92      $  65.45       $  67.79     $  71.69
SS08AQ         Computer Technician, Level 3 (CT3)                              $  90.46      $  75.99       $  78.70     $  83.22
SS08AR         Computer Technician, Level 4 (CT4)                              $  95.31      $  80.06       $  82.92     $  87.69

CRYSTAL CITY

SS08AS         Computer Engineer, Level 1 (CE1)                                $  68.20      $  57.29       $  59.33     $  62.74
SS08AT         Computer Engineer, Level 2 (CE2)                                $  82.23      $  69.07       $  71.54     $  75.65
SS08AU         Computer Engineer, Level 3 (CE3)                                $  99.31      $  83.42       $  86.40     $  91.37
SS08AV         Computer Engineer, Level 4 (CE4)                                $ 128.80      $ 108.19       $ 112.06     $ 118.50
SS08AW         Computer Technician, Level 1 (CT1)                              $  40.76      $  34.24       $  35.46     $  37.50
SS08AX         Computer Technician, Level 2 (CT2)                              $  49.15      $  41.29       $  42.76     $  45.22
SS08AY         Computer Technician, Level 3 (CT3)                              $  62.89      $  52.83       $  54.71     $  57.86
SS08AZ         Computer Technician, Level 4 (CT4)                              $  68.20      $  57.29       $  59.33     $  62.74

*GFY 1999 Rates valid from October 3, 1998 through October 1, 1999


                                                                                  CY*                        $750K         OVER
NAVAIR                                CATEGORY                                 00 PRIME    $0 TO $750K      TO $1.5M       $1.5M

29AA01         Senior Computer Scientist/Senior Engineer (SCS/SE)              $ 122.00      $ 102.48       $ 106.14     $ 112.24
29AB01         Senior Computer Engineer (SCE)                                  $  94.00      $  78.96       $  81.78     $  86.48
29AC01         Computer Technician (CT)                                        $  46.00      $  38.64       $  40.02     $  42.32
29AD01         Computer Specialist/Software Specialist, Level 1 (CS/SS-1)      $  78.00      $  65.52       $  67.86     $  71.76
29AE01         Computer Specialist/Software Specialist, Level 2 (CS/SS-2)      $  94.00      $  78.96       $  81.78     $  86.48


                                                                                  CY*                        $750K         OVER
NAVFAC                                CATEGORY                                 00 PRIME    $0 TO $750K      TO $1.5M       $1.5M

0033AA         Senior Computer Scientist (SCS)                                 $ 110.00      $  92.40       $  95.70     $ 101.20
0033AB         Computer Scientist (CS)                                         $  78.00      $  65.52       $  67.86     $  71.76
0033AJ         Associate Computer Scientist (ACS)                              $  57.00      $  47.88       $  49.59     $  52.44
0033AC         Computer Science Technician (CST)                               $  42.00      $  35.28       $  36.54     $  38.64
0033AD         Senior Engineer (SE)                                            $  85.00      $  71.40       $  73.95     $  78.20
0033AE         Engineer (E)                                                    $  66.00      $  55.44       $  57.42     $  60.72
0033AF         Engineering Technician (ET)                                     $  42.00      $  35.28       $  36.54     $  38.64
3033AG         Senior Clerical Assistant (SCA)                                 $  36.00      $  30.24       $  31.32     $  33.12
3033AH         Clerical Assistant (CA)                                         $  29.00      $  24.36       $  25.23     $  26.68


                                                                                  CY*                        $750K         OVER
NAVSEA                                CATEGORY                                 00 PRIME    $0 TO $750K      TO $1.5M       $1.5M

OFF-SITE

SS08AA         Computer Engineer, Level 1 (CE1)                                $  67.27      $  56.51       $  58.52     $  61.89
SS08AB         Computer Engineer, Level 2 (CE2)                                $  81.11      $  68.13       $  70.57     $  74.62
SS08AC         Computer Engineer, Level 3 (CE3)                                $  97.94      $  82.27       $  85.21     $  90.10
SS08AD         Computer Engineer, Level4 (CE4)                                 $ 127.04      $ 106.71       $ 110.52     $ 116.88
SS08AE         Computer Technician, Level 1 (CT1)                              $  40.18      $  33.75       $  34.96     $  36.97
SS08AF         Computer Technician, Level 2 (CT2)                              $  48.48      $  40.72       $  42.18     $  44.60
SS08AG         Computer Technician, Level 3 (CT3)                              $  62.03      $  52.11       $  53.97     $  57.07
SS08AH         Computer Technician, Level 4 (CT4)                              $  67.27      $  56.51       $  58.52     $  61.89

ON-SITE

SS08AJ         Computer Engineer, Level 1 (CE1)                                $ 102.24      $  85.88       $  88.95     $  94.06
SSO8AK         Computer Engineer, Level 2 (CE2)                                $ 116.08      $  97.51       $ 100.99     $ 106.79
SS08AL         Computer Engineer, Level 3 (CE3)                                $ 132.91      $ 111.64       $ 115.63     $ 122.28
SS08AM         Computer Engineer, Level 4 (CE4)                                $ 162.01      $ 136.09       $ 140.95     $ 149.05
SS08AN         Computer Technician, Level 1 (CT1)                              $  75.15      $  63.13       $  65.38     $  69.14
SS08AP         Computer Technician, Level 2 (CT2)                              $  83.45      $  70.10       $  72.60     $  76.77
SS08AQ         Computer Technician, Level 3 (CT3)                              $  97.00      $  81.48       $  84.39     $  89.24
SS08AR         Computer Technician, Level 4 (CT4)                              $ 102.24      $  85.88       $  88.95     $  94.06

CRYSTAL CITY

SS08AS         Computer Engineer, Level 1 (CE1)                                $  73.66      $  61.87       $  64.08     $  67.77
SS08AT         Computer Engineer, Level 2 (CE2)                                $  88.82      $  74.61       $  77.27     $  81.71
SSO8AU         Computer Engineer, Level 3 (CE3)                                $ 107.24      $  90.08       $  93.30     $  98.66
SS08AV         Computer Engineer, Level 4 (CE4)                                $ 139.11      $ 116.85       $ 121.03     $ 127.98
SSO8AW         Computer Technician, Level 1 (CT1)                              $  44.00      $  36.96       $  38.28     $  40.48
SS08AX         Computer Technician, Level 2 (CT2)                              $  53.09      $  44.60       $  46.19     $  48.84
SS08AY         Computer Technician, Level 3 (CT3)                              $  67.92      $  57.05       $  59.09     $  62.49
SS08AZ         Computer Technician, Level 4 (CT4)                              $  73.66      $  61.87       $  64.08     $  67.77

*GFY 2000 Rates valid from October 2, 1999 through September 29, 2000


                                                                                  CY*                        $750K         OVER
NAVAIR                                CATEGORY                                 01 PRIME    $0 TO $750K      TO $1.5M       $1.5M

29AA01         Senior Computer Scientist/Senior Engineer (SCS/SE)              $ 132.00      $ 110.88       $ 114.84     $ 121.44
29AB01         Senior Computer Engineer (SCE)                                  $ 102.00      $  85.68       $  88.74     $  93.84
29AC01         Computer Technician (CT)                                        $  50.00      $  42.00       $  43.50     $  46.00
29AD01         Computer Specialist/Software Specialist, Level 1 (CS/SS-1)      $  84.00      $  70.56       $  73.08     $  77.28
29AE01         Computer Specialist/Software Specialist, Level 2 (CS/SS-2)      $ 102.00      $  85.68       $  88.74     $  93.84


                                                                                  CY*                        $750K         OVER
NAVFAC                                CATEGORY                                 01 PRIME    $0 TO $750K      TO $1.5M       $1.5M

0033AA         Senior Computer Scientist (SCS)                                 $ 117.00      $  98.28       $ 101.79     $ 107.64
0033AB         Computer Scientist (CS)                                         $  83.00      $  69.72       $  72.21     $  76.36
0033AJ         Associate Computer Scientist (ACS)                              $  60.00      $  50.40       $  52.20     $  55.20
0033AC         Computer Science Technician (CST)                               $  45.00      $  37.80       $  39.15     $  41.40
0033AD         Senior Engineer (SE)                                            $  90.00      $  75.60       $  78.30     $  82.80
0033AE         Engineer (E)                                                    $  70.00      $  58.80       $  60.90     $  64.40
0033AF         Engineering Technician (ET)                                     $  45.00      $  37.80       $  39.15     $  41.40
0033AG         Senior Clerical Assistant (SCA)                                 $  39.00      $  32.76       $  33.93     $  35.88
0033AH         ClericalAssistant (CA)                                          $  30.00      $  25.20       $  26.10     $  27.60


                                                                                  CY*                        $750K         OVER
NAVSEA                                CATEGORY                                 01 PRIME    $0 TO $750K      TO $1.5M       $1.5M

OFF-SITE

SS08AA         Computer Engineer, Level 1 (CE1)                                $  72.65      $  61.03       $  63.21     $  66.84
SS08AB         Computer Engineer, Level 2 (CE2)                                $  87.60      $  73.58       $  76.21     $  80.59
SS08AC         Computer Engineer, Level 3 (CE3)                                $ 105.78      $  88.86       $  92.03     $  97.32
SS08AD         Computer Engineer, Level 4 (CE4)                                $ 137.22      $ 115.26       $ 119.38     $ 126.24
SS08AE         Computer Technician, Level 1 (CT1)                              $  43.41      $  36.46       $  37.77     $  39.94
SS08AF         Computer Technician, Level 2 (CT2)                              $  52.36      $  43.98       $  45.55     $  48.17
SS08AG         Computer Technician, Level 3 (CT3)                              $  66.99      $  56.27       $  58.28     $  61.63
SS08AH         Computer Technician, Level 4 (CT4)                              $  72.65      $  61.03       $  63.21     $  66.84

ON-SITE

SS08AJ         Computer Engineer, Level 1 (CE1)                                $ 109.70      $  92.15       $  95.44     $ 100.92
SS08AK         Computer Engineer, Level 2 (CE2)                                $ 124.65      $ 104.71       $ 108.45     $ 114.68
SS08AL         Computer Engineer, Level 3 (CE3)                                $ 142.83      $ 119.98       $ 124.26     $ 131.40
SS08AM         Computer Engineer, Level 4 (CE4)                                $ 174.27      $ 146.39       $ 151.61     $ 160.33
SS08AN         Computer Technician, Level 1 (CT1)                              $  80.46      $  67.59       $  70.00     $  74.02
SS08AP         Computer Technician, Level 2 (CT2)                              $  89.41      $  75.10       $  77.79     $  82.26
SS08AQ         Computer Technician, Level 3 (CT3)                              $ 104.04      $  87.39       $  90.51     $  95.72
SS08AR         Computer Technician, Level 4 (CT4)                              $ 109.70      $  92.15       $  95.44     $ 100.92

CRYSTAL CITY

SS08AS         Computer Engineer, Level 1 (CE1)                                $  79.55      $  66.82       $  69.21     $  73.19
SS08AT         Computer Engineer, Level 2 (CE2)                                $  95.92      $  80.57       $  83.45     $  88.25
SS08AU         Computer Engineer, Level 3 (CE3)                                $ 115.83      $  97.30       $ 100.77     $ 106.56
SS08AV         Computer Engineer, Level 4 (CE4)                                $ 150.26      $ 126.22       $ 130.73     $ 138.24
SS08AW         Computer Technician, Level 1 (CT1)                              $  47.53      $  39.93       $  41.35     $  43.73
SS08AX         Computer Technician, Level 2 (CT2)                              $  57.33      $  48.16       $  49.88     $  52.74
SS08AY         Computer Technician, Level 3 (CT3)                              $  73.35      $  61.61       $  63.81     $  67.48
SS08AZ         Computer Technician, Level 4 (CT4)                              $  79.55      $  66.82       $  69.21     $  73.19

*GFY 2001 Rates valid from September 30, 2000 through October 5, 2001

                                                                  Page 7 of 9

                                                                                  CY*                         $750K        OVER
NAVAIR                                CATEGORY                                 02 PRIME    $0 TO $750K      TO $1.5M       $1.5M

29AA01         Senior Computer Scientist/Senior Engineer (SCS/SE)              $ 142.00      $ 119.28        $ 123.54     $ 130.64
29AB01         Senior Computer Engineer (SCE)                                  $ 109.00      $  91.56        $  94.83     $ 100.28
29AC01         Computer Technician (CT)                                        $  55.00      $  46.20        $  47.85     $  50.60
29AD01         Computer Specialist/Software Specialist, Level 1 (CS/SS-1)      $  91.00      $  76.44        $  79.17     $  83.72
29AE01         Computer Specialist/Software Specialist, Level 2 (CS/SS-2)      $ 109.00      $  91.56        $  94.83     $ 100.28


                                                                                  CY*                         $750K        OVER
NAVFAC                                CATEGORY                                 02 PRIME    $0 TO $750K      TO $1.5M       $1.5M

0033AA         Senior Computer Scientist (SCS)                                 $ 124.00      $ 104.16        $ 107.88     $ 114.08
0033AB         Computer Scientist (CS)                                         $  88.00      $  73.92        $  76.56     $  80.96
0033AJ         Associate Computer Scientist (ACS)                              $  62.00      $  52.08        $  53.94     $  57.04
0033AC         Computer Science Technician (CST)                               $  47.00      $  39.48        $  40.89     $  43.24
0033AD         Senior Engineer (SE)                                            $  96.00      $  80.64        $  83.52     $  88.32
0033AE         Engineer (E)                                                    $  74.00      $  62.16        $  64.38     $  68.08
0033AF         Engineering Technician (ET)                                     $  47.00      $  39.48        $  40.89     $  43.24
0033AG         Senior Clerical Assistant (SCA)                                 $  41.00      $  34.44        $  35.67     $  37.72
0033AH         Clerical Assistant (CA)                                         $  32.00      $  26.88        $  27.84     $  29.44


                                                                                  CY*                         $750K        OVER
NAVSEA                                CATEGORY                                 02 PRIME    $0 TO $750K      TO $1.5M       $1.5M

OFF-SITE

SS08AA         Computer Engineer, Level 1 (CE1)                                $  78.44      $  65.89        $  68.24     $  72.16
SS08AB         Computer Engineer, Level 2 (CE2)                                $  94.60      $  79.46        $  82.30     $  87.03
SS08AC         Computer Engineer, Level 3 (CE3)                                $ 114.24      $  95.96        $  99.39     $ 105.10
SS08AD         Computer Engineer, Level 4 (CE4)                                $ 148.19      $ 124.48        $ 128.93     $ 136.33
SS08AE         Computer Technician, Level 1 (CT1)                              $  46.88      $  39.38        $  40.79     $  43.13
SS08AF         Computer Technician, Level 2 (CT2)                              $  56.55      $  47.50        $  49.20     $  52.03
SS08AG         Computer Technician, Level 3 (CT3)                              $  72.34      $  60.77        $  62.94     $  66.55
SS08AH         Computer Technician, Level 4 (CT4)                              $  78.44      $  65.89        $  68.24     $  72.16

ON-SITE

SS08AJ         Computer Engineer, Level 1 (CE1)                                $ 117.72      $  98.88        $ 102.42     $ 108.30
SS08AK         Computer Engineer, Level 2 (CE2)                                $ 133.88      $ 112.46        $ 116.48     $ 123.17
SS08AL         Computer Engineer, Level 3 (CE3)                                $ 153.52      $ 128.96        $ 133.56     $ 141.24
SS08AM         Computer Engineer, Level 4 (CE4)                                $ 187.47      $ 157.47        $ 163.10     $ 172.47
SS08AN         Computer Technician, Level 1 (CT1)                              $  86.16      $  72.37        $  74.96     $  79.27
SS08AP         Computer Technician, Level 2 (CT2)                              $  95.83      $  80.50        $  83.37     $  88.16
SS08AQ         Computer Technician, Level 3 (CT3)                              $ 111.62      $  93.76        $  97.11     $ 102.69
SS08AR         Computer Technician, Level 4 (CT4)                              $ 117.72      $  98.88        $ 102.42     $ 108.30

CRYSTAL CITY

SS08AS         Computer Engineer, Level 1 (CE1)                                $  85.89      $  72.15        $  74.72     $  79.02
SS08AT         Computer Engineer, Level 2 (CE2)                                $ 103.59      $  87.02        $  90.12     $  95.30
SS08AU         Computer Engineer, Level 3 (CE3)                                $ 125.09      $ 105.08        $ 108.83     $ 115.08
SS08AV         Computer Engineer, Level 4 (CE4)                                $ 162.27      $ 136.31        $ 141.17     $ 149.29
SS08AW         Computer Technician, Level 1 (CT1)                              $  51.33      $  43.12        $  44.66     $  47.22
SS08AX         Computer Technician, Level 2 (CT2)                              $  61.92      $  52.01        $  53.87     $  56.97
SS08AY         Computer Technician, Level 3 (CT3)                              $  79.21      $  66.54        $  68.91     $  72.87
SS08AZ         Computer Technician, Level 4 (CT4)                              $  58.89      $  49.47        $  51.23     $  54.18


*GFY 2002 Rates valid from October 5, 2001 through October 4, 2002

                                                                  Page 8 of 9

                                                                                  CY*                         $750K        OVER
NAVAIR                                CATEGORY                                 03 PRIME    $0 TO $750K      TO $1.5M       $1.5M

29AA01         Senior Computer Scientist/Senior Engineer (SCS/SE)              $ 153.00      $ 128.52        $ 133.11     $ 140.76
29A301         Senior Computer Engineer (SCE)                                  $ 117.00      $  98.28        $ 101.79     $ 107.64
29AC01         Computer Technician (CT)                                        $  60.00      $  50.40        $  52.20     $  55.20
29AD01         Computer Specialist/Software Specialist, Level 1 (CS/SS-1)      $  98.00      $  82.32        $  85.26     $  90.16
29AE01         Computer Specialist/Software Specialist, Level 2 (CS/SS-2)      $ 117.00      $  98.28        $ 101.79     $ 107.64


                                                                                  CY*                         $750K        OVER
NAVFAC                                CATEGORY                                 03 PRIME    $0 TO $750K      TO $1.5M       $1.5M

0033AA         Senior Computer Scientist (SCS)                                 $ 131.00      $ 110.04        $ 113.97     $ 120.52
0033AB         Computer Scientist (CS)                                         $  93.00      $  78.12        $  80.91     $  85.56
0033AJ         Associate Computer Scientist (ACS)                              $  65.00      $  54.60        $  56.55     $  59.80
0033AC         Computer Science Technician (CST)                               $  50.00      $  42.00        $  43.50     $  46.00
0033AD         Senior Engineer (SE)                                            $ 101.00      $  84.84        $  87.87     $  92.92
0033AE         Engineer (E)                                                    $  78.00      $  65.52        $  67.86     $  71.76
0033AF         Engineering Technician (ET)                                     $  50.00      $  42.00        $  43.50     $  46.00
0033AG         Senior Clerical Assistant (SCA)                                 $  43.00      $  36.12        $  37.41     $  39.56
0033AH         Clerical Assistant (CA)                                         $  34.00      $  28.56        $  29.58     $  31.28

*GFY 2003 Rates valid from October 5, 2002 through October 3, 2003



                                                                                  CY*                         $750K        OVER
NAVAIR                                CATEGORY                                 04 PRIME    $0 TO $750K      TO $1.5M       $1.5M

29AA01         Senior Computer Scientist/Senior Engineer (SCS/SE)              $ 162.00      $ 136.08        $ 140.94     $ 149.04
29AB01         Senior Computer Engineer (SCE)                                  $ 126.00      $ 105.84        $ 109.62     $ 115.92
29AC01         Computer Technician (CT)                                        $  64.00      $  53.76        $  55.68     $  58.88
29AD01         Computer Specialist/Software Specialist, Level 1 (CS/SS-1)      $ 105.00      $  88.20        $  91.35     $  96.60
29AE01         Computer Specialist/Software Specialist, Level 2 (CS/SS-2)      $ 126.00      $ 105.84        $ 109.62     $ 115.92


                                                                                  CY*                         $750K        OVER
NAVFAC                                CATEGORY                                 04 PRIME    $0 TO $750K      TO $1.5M       $1.5M

0033AA         Senior Computer Scientist (SCS)                                 $ 139.00      $ 116.76        $ 120.93     $ 127.88
0033AB         Computer Scientist (CS)                                         $  99.00      $  83.16        $  86.13     $  91.08
0033AJ         Associate Computer Scientist (ACS)                              $  67.00      $  56.28        $  58.29     $  61.64
0033AC         Computer Science Technician (CST)                               $  53.00      $  44.52        $  46.11     $  48.76
0033AD         Senior Engineer (SE)                                            $ 108.00      $  90.72        $  93.96     $  99.36
0033AE         Engineer (E)                                                    $  83.00      $  69.72        $  72.21     $  76.36
0033AF         Engineering Technician (ET)                                     $  53.00      $  44.52        $  46.11     $  48.76
0033AG         Senior Clerical Assistant (SCA)                                 $  46.00      $  38.64        $  40.02     $  42.32
0033AH         Clerical Assistant (CA)                                         $  36.00      $  30.24        $  31.32     $  33.12


*GFY 2004 Rates valid from October 4, 2003 through October 1, 2004

                                                                  Page 9 of 9

                                                                                  CY*                         $750K        OVER
NAVAIR                                CATEGORY                                 05 PRIME    $0 TO $750K      TO $1.5M       $1.5M

29AA01         Senior Computer Scientist/Senior Engineer (SCS/SE)              $ 172.00      $ 144.48        $ 149.64     $ 158.24
29AB01         Senior Computer Engineer (SCE)                                  $ 133.00      $ 111.72        $ 115.71     $ 122.36
29AC01         Computer Technician (CT)                                        $  69.00      $  57.96        $  60.03     $  63.48
29AD01         Computer Specialist/Software Specialist, Level 1 (CS/SS-1)      $ 110.00      $  92.40        $  95.70     $ 101.20
29AE01         Computer Specialist/Software Specialist, Level 2 (CS/SS-2)      $ 133.00      $ 111.72        $ 115.71     $ 122.36


                                                                                  CY*                         $750K        OVER
NAVFAC                                CATEGORY                                 05 PRIME    $0 TO $750K      TO $1.5M       $1.5M

0033AA         Senior Computer Scientist (SCS)                                 $ 139.00      $ 116.76        $ 120.93     $ 127.88
0033AB         Computer Scientist (CS)                                         $  99.00      $  83.16        $  86.13     $  91.08
0033AJ         Associate Computer Scientist (ACS)                              $  70.00      $  58.80        $  60.90     $  64.40
0033AC         Computer Science Technician (CST)                               $  53.00      $  44.52        $  46.11     $  48.76
0033AD         Senior Engineer (SE)                                            $ 108.00      $  90.72        $  93.96     $  99.36
0033AE         Engineer (E)                                                    $  83.00      $  69.72        $  72.21     $  76.36
0033AF         Engineering Technician (ET)                                     $  53.00      $  44.52        $  46.11     $  48.76
0033AG         Senior Clerical Assistant (SCA)                                 $  46.00      $  38.64        $  40.02     $  42.32
0033AH         Clerical Assistant (CA)                                         $  36.00      $  30.24        $  31.32     $  33.12

*GFY2005 Rates valid from October 2, 2004 through September 30, 2005



                                                                                  CY*                         $750K        OVER
NAVAIR                                CATEGORY                                 06 PRIME    $0 TO $750K      TO $1.5M       $1.5M

29AA01         Senior Computer Scientist/Senior Engineer (SCS/SE)              $ 182.00      $ 152.88        $ 158.34     $ 167.44
29AB01         Senior Computer Engineer (SCE)                                  $ 143.00      $ 120.12        $ 124.41     $ 131.56
29AC01         Computer Technician (CT)                                        $  74.00      $  62.16        $  64.38     $  68.08
29AD01         Computer Specialist/Software Specialist, Level 1 (CS/SS-1)      $ 117.00      $  98.28        $ 101.79     $ 107.64
29AE01         Computer Specialist/Software Specialist, Level 2 (CS/SS-2)      $ 143.00      $ 120.12        $ 124.41     $ 131.56


*GFY 2006 Rates valid from October 1, 2005 through September 29, 2006

                                  ATTACHMENT B

                                STATEMENT OF WORK

                                February 5, 1997


             B-1: NAVAIR - STATEMENT OF WORK- OCTOBER 16, 1995

C14.2.       PERSONNEL QUALIFICATIONS

The Contractor shall employ, in the performance of the work specified herein, only personnel who are fully qualified and competent to perform their assigned work and who possess the minimum qualifications for each labor category shown herein. The experience shall be compatible with the engineering discipline associated with each task ordered. Given the requirement for a fully qualified and competent work force as defined above, the Contractor shall provide the necessary apprentice/trainee program which reflects the needs of the Government for entry level positions.

C14.2.1.     SUPPORT PERSONNEL CATEGORIES

C14.2.1.1.   COMPUTER SCIENTIST / ENGINEER

C14.2.1.1.1. SENIOR COMPUTER SCIENTIST (SCS)/SENIOR ENGINEER (SE)

      a.    Academic:

            A Bachelor's degree in physics, mathematics, electrical or electronic engineering or computer sciences from an accredited college or university. Personnel without a bachelor's degree or with a degree in an unrelated field will have two (2) years' relevant professional experience for every year of academic deficiency. The same experience may not be counted toward an academic substitution and the experience requirements below.

      b.    Experience:

            A minimum of 3 years as a task team leader plus an additional 6 years experience in system or software engineering, including responsibility for performing, without supervision, such tasks as system and software analysis, design studies (including trade-off studies), configuration and data management, quality assurance, planning, costing and specification definition for automated systems projects.

C14.2.1.1.2. COMPUTER SCIENTIST (CS) / ENGINEER (E)

      a.    Academic:

            A Bachelor's degree in physics, mathematics, electrical or electronic engineering or computer sciences from an accredited college or university. Personnel without a bachelor's degree or with a degree in an unrelated field will have two (2) years' relevant professional experience for every year of academic deficiency. The same experience may not be counted toward an academic substitution and the experience requirements below.

      b.    Experience:

            A minimum of one year as a task team leader plus an additional six years experience in system or software engineering, including responsibility for performing, with minimum supervision, such tasks as system and software analysis, design studies (including trade off studies), configuration and data management, quality assurance, planning, costing and specification definition tasks for automated system projects.

C14.2.1.1.3. COMPUTER TECHNICIAN (CT)

      a.    Academic:

            A high school diploma.

      b.    Experience:

            A minimum of 3 years experience in system or software engineering, including performing such tasks as system programming, graphics programming, data base programming, applications programming, equipment testing, system operation, system and network installation and system monitoring.

C14.2.1.1.4. COMPUTER SPECIALIST (CS) / SOFTWARE SPECIALIST (SS)

      a.    Academic:

            A Bachelor's degree in computer science, mathematics, physics, engineering or a related discipline from an accredited college or university. Personnel without a bachelor's degree or with a degree in an unrelated field will have two (2) years' relevant professional experience for every year of academic deficiency. The same experience may not be counted toward an academic substitution and the experience requirements below.

       b.    Experience:

             1. Level 1: Three years of relevant professional experience in the use of similar application software including at least one year specific experience with the offered application software package. Must exercise responsibility for technical accuracy and be able to function with nominal supervision.

             2. Level 2: Six years of relevant professional experience in the use of similar application software including at least one year specific experience with the offered applications software package.

-------------------------------------------------------------------------------

             B-2: NAVFAC - STATEMENT OF WORK - September 1996

For the purpose of this Statement of Work, the term contract shall mean subcontractor or seller.

C13.2.       PERSONNEL QUALIFICATIONS

The Contractor shall provide, in the performance of the work specified in individual Purchase Orders, only personnel who are fully qualified and competent to perform their assigned work and who possess the minimum qualifications for each labor category shown herein. The experience shall be compatible with the engineering discipline associated with each task ordered.

C13.2.1.     COMPUTER SCIENTIST

C13.2.1.1.   SENIOR COMPUTER SCIENTIST (SCS)

      a. Academic - A Bachelor's degree in physics, mathematics, electrical engineering or computer sciences from an accredited college or university.(1)

      b. Experience - A minimum of 3 years as a task team leader plus an additional 5 years of experience in software engineering, including responsibility for performing, without supervision such tasks as system and network communications, hardware, and software analysis; design studies (including trade-off studies); performance analysis; configuration and data management; quality assurance; planning; costing; and specification definition for automated systems projects.

-------------------

(1) The requirements for a Bachelor's degree in computer sciences for a Computer Scientist as shown in Section C 13.2.1.2.a will be modified to allow for a Bachelor's degree in the disciplines of either physics, mathematics, electrical engineering or computer sciences.

C13.2.1.2.   COMPUTER SCIENTIST (CS)

       a. Academic - A Bachelor's degree in computer sciences from an accredited college or university.

       b. Experience - A minimum of 4 years experience in system or software engineering, including responsibility for performing, with minimum supervision, such tasks as system and network communications, hardware, and software analysis; design studies (including trade-off studies); performance analysis; configuration and data management; quality assurance; planning; costing; and specification definition tasks for automated system projects.

C13.2.1.3.   ASSOCIATE COMPUTER SCIENTIST (ACS)

      a. Academic - a Bachelor's degree in computer sciences, physics, mathematics or electrical engineering from an accredited college or university.

      b. Experience - A minimum of six (6) months experience in system or software engineering. This is an entry level position for recent college graduates. Performs such tasks as various types of programming; database creation; and system/network operations. All efforts are performed under close supervision with detailed instructions as to required tasks and results expected.

C13.2.1.4.   COMPUTER SCIENCE TECHNICIAN (CST)

      a.     Academic - A high school diploma.

      b. Experience - A minimum of 3 years experience in system or software engineering, including performing such tasks as system programming, graphics programming, data base programming, applications programming, equipment testing, system operation, system and network installation and system monitoring.

C13.2.2.     ENGINEERING

      The following three qualification levels apply to the disciplines of: architecture, cartography, civil engineering, electrical engineering, mechanical engineering, and structural engineering.(2)

-------------------

(2) The requirement for Professional registration in the field commensurate with the application discipline category is hereby deleted for the cartography discipline under Section C13.2.2. Reference Intergraph letter AHW-FAC-003 dated 20 Nov 1993.

C13.2.2.1.   SENIOR ENGINEER (SE)

      a. Academic - A Bachelor's degree from an accredited college or university in the field commensurate with the application discipline category.

      b. Registration - Professional registration in the field commensurate with the application discipline category.

      c. Experience - A minimum of 3 years as a task team leader plus an additional 3 years of experience in application software engineering, including responsibility for performing, without supervision, such tasks as system and software analysis, design studies (including trade-off studies), configuration and data management, quality assurance, planning, costing, and specification definition for application software projects. A minimum of 6 years experience with common facilities projects.

C13.2.2.2.   ENGINEER (E)

      a. Academic - A Bachelor's degree from an accredited college or university in the field commensurate with the application discipline category.

      b. Registration - Professional or Engineer-in-Training registration in the field commensurate with the application discipline category.

      c. Experience - A minimum of 2 years experience in application software engineering, including responsibility for performing, without supervision, such tasks as system and software analysis, design studies (including trade-off studies), configuration and data management, quality assurance, planning, costing, and specification definition for application software projects. A minimum of 2 years experience with common facilities projects.

C13.2.2.3.   ENGINEERING TECHNICIAN (ET)

      a.     Academic - A high school diploma.

      b. Experience - A minimum of 5 years experience in application software use commensurate with the respective application discipline. At least one year analytic geometry and drafting.

C13.2.3.     CLERICAL SUPPORT

C13.2.3.1.   SENIOR CLERICAL ASSISTANT (SCA)

      a.     Academic - A high school diploma.

      b. Experience - A minimum of 4 years experience typing, word-processing, data entry, filing, and library maintenance.

C13.2.3.2.   CLERICAL ASSISTANT (CA)

      a.     Academic - a high school diploma.

      b. Experience - A minimum of 2 years experience typing, word-processing, data entry, filing, and library maintenance.

C13.3.    REVIEW OF CONTRACTOR EMPLOYEE QUALIFICATIONS

      The Contractor shall, within 60 days of contract award, provide resumes to the COTR verifying education, professional background, experience, and other information for all personnel included in each labor category except clerical. Substitution of personnel shall be in accordance with Section H17.

C13.4.    TRAVEL FOR TECHNICAL SUPPORT SERVICES

      As ordered and described by individual Delivery Orders issued under the terms of this contract, Contractor personnel travel and per diem expenses shall be reimbursed in accordance with the DOD Joint Travel Regulation
      (JTR). The cost for travel shall be on a not to exceed (NTE) price, to be negotiated for the individual Delivery Order. (Refer to Section H21.) The Contractor shall be reimbursed for the actual hours worked plus his actual travel time from point of departure to the Government site and his return to his home office.

C13.5.    MATERIAL FOR TECHNICAL SUPPORT SERVICES

      As ordered and described by Delivery Orders issued under this contract, payments for material required for technical support services shall be made in accordance with FAR 52.216-07 "Allowable Cost and Payments Clause."

             B-3: NAVSEA - STATEMENT OF WORK - April 15, 1994

-------------------------------------------------------------------------------

GENERAL

Subcontractor may from time to time, as ordered under a Purchase Order issued pursuant to this Contract, be required to supply the following services as annotated below.

In performance of these various support services, the Subcontractor is responsible for coordinating his efforts such that any problem discovered in performing any specific task or function is identified and corrected. When problems relate to Intergraph or Government controlled documentation, or has a cost, schedule, or other impact, the Subcontractor shall notify the Intergraph Subcontract Administrator of the problem immediately in writing following identification of the problem, and request authorization to implement the necessary corrective action. Unless stipulated in the Purchase Order(s), orders placed under this Subcontract for support services will be on a level-of-effort basis using the labor categories and rates defined in Section B-2, CONSIDERATION.

1.  SOFTWARE SUPPORT SERVICES

      The Subcontractor may be required under Purchase Orders, to provide the following services:

      a.    Development of Government-specific software.

      b.    Development of Government-specific training courses.

      c.    Development of Government-specific documentation.

      d.    Software application support.

      e.    Porting of software to the Navy CAD-2 platform.

      f.    Other software engineering services as appropriate.

2.    PERSONNEL QUALIFICATIONS

      The Subcontractor shall employ only personnel who are fully qualified and competent to perform their assigned work and who possess the minimum qualifications for each labor category shown herein. The experience shall be compatible with the discipline associated with each Purchase Order issued under the Subcontract. The resume of these employees is subject to review by Intergraph for purposes of determining acceptance of these employees for work contracted for by Intergraph. The following defines the qualifications of the types of personnel expected to be ordered under a Purchase Order pursuant to this Contract.

      2.1  COMPUTER ENGINEERS

      Professional Computer Engineers (CE) shall have the following qualifications and applicable experience levels:

      a.    Academic:

            A Bachelor degree in computer science, mathematics, physics, engineering, or a related discipline from an accredited college or university; or a Bachelor degree in an unrelated discipline with units and grades in one of the above fields equivalent to the requirements for a major at an accredited university. Personnel without a Bachelor's degree will have four years of relevant professional experience in addition to the experience needed to fulfill the CE Levels 1-4 requirements described in the following paragraphs.

b.    Experience:

      1.     CE LEVEL 1 - At least one year of relevant professional experience.

      2. CE LEVEL 2 - At least three years of relevant professional experience including at least one year at the CE Level 1 or equivalent level. Must exercise responsibility for technical accuracy and be able to function with nominal supervision.

      3. CE LEVEL 3 - At least six years of relevant professional experience including at least two years at the CE Level 2 or equivalent level. Must function without supervision except for general policy and guidelines.

      4. CE LEVEL 4 - Nine years of relevant professional experience including at least two years recent experience at the CE Level 3 or equivalent level and must have demonstrated the ability to establish and utilize sound engineering and management principles to accomplish the research and/or development goals of an ADP related program, and to perform overall management of major ADP development and systems implementation efforts.

2.2 COMPUTER TECHNICIAN

Computer Technicians (CT) shall have the following qualifications and applicable experience levels:

a.    Academic:

      A high school diploma.

b.    Experience:

      1.     CT LEVEL 1 - At least twelve months of relevant experience

      2. CT LEVEL 2 - At least three years of relevant experience including at least six months at the CT Level 1 or equivalent.

      3. CT LEVEL 3 - At least six years of relevant experience including at least two years at the CT Level 2 or equivalent level. Must function at a professional level of competence and require little or no supervision except for policy and general guidelines.

      4. CT LEVEL 4 - At least 9 years of relevant experience including at least five years recent experience at the CT Level 3. Must function at a professional level of competence and must have demonstrated the ability to provide "task team" or "project" leadership, if required.

                                 ATTACHMENT C
                            STATUS REPORT FORMAT
                           (SECTION H, CLAUSE H-1)

-------------------------------------------------------------------------------

WEEKLY STATUS REPORT (PO XXXXXX)                             SUBCONTRACTOR NAME

                                  LABOR
WA          NAME               CATEGORY      CLIN          RATE       HOURS     $ TOTAL  PERIOD OF PERFORMANCE  TASK    ITR
------------------------------------------------------------------------------------------------------------------------------------
2100-1000   Doe, John          SCS / SE    29AA01        $40.00       10.00     $400.00    1/1/98 - 1/15/98    JTIDS    SCHACHT
            Roe, Jana            SC / E    29AB01        $30.00       20.00     $600.00    1/1/98 - 1/15/98    JTIDS    SCHACHT
            Smith, Mary              CT    29AC01        $20.00       40.00     $800.00    1/1/98 - 1/15/98    JTIDS    SCHACHT

            LABOR - TOTAL                                                     $1,800.00
            TRAVEL - AIRFARE                                        $200.00
            TRAVEL - OTHER                                          $100.00
            TRAVEL - TOTAL                                                      $300.00
------------------------------------------------------------------------------------------------------------------------------------
            TOTAL 2100-1000                                                   $2,100.00
------------------------------------------------------------------------------------------------------------------------------------
2100-1001   Jones, Tom         CS / SS1    29AD01        $30.00       40.00   $1,200.00    1/1/98 - 1/15/98    JTIDS    SCHACHT
            Ward, Burt         CS / SS2    29AE01        $40.00       30.00   $1,200.00    1/1/98 - 1/15/98    JTIDS    SCHACHT

            LABOR - TOTAL                                                     $2,400.00
            TRAVEL - AIRFARE                                          $0.00
            TRAVEL - OTHER                                          $250.00
            TRAVEL - TOTAL                                                      $250.00
------------------------------------------------------------------------------------------------------------------------------------
            TOTAL 2100-1001                                                   $2,650.00
------------------------------------------------------------------------------------------------------------------------------------
2100-1002   Doe, John          SCS / SE    29AA01        $40.00       30.00   $1,200.00    1/1/98 - 1/15/98    JTIDS    SCHACHT
            Roe, Jane            SC / E    29AB01        $30.00       20.00     $600.00    1/1/98 - 1/15/98    JTIDS    SCHACHT
            Ward, Burt         CS / SS2    29AE01        $40.00       10.00     $400.00    1/1/98 - 1/15/98    JTIDS    SCHACHT

            LABOR - TOTAL                                                     $2,200.00
            TRAVEL - AIRFARE                             $ 0.00
            TRAVEL - OTHER                               $ 0.00
            TRAVEL - TOTAL                                                        $0.00
------------------------------------------------------------------------------------------------------------------------------------
            TOTAL 2100-1002                                                   $2,200.00
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL WEEKLY AMOUNT TO BE INVOICED THIS P.O.                                  $6,950.00
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

            P.O. XXXXXX SUMMARY

                                                        TOTAL         EXPANDED
                           LABOR                        HOURS             THRU        HOURS
                           CATEGORY       CLIN     AUTHORIZED        THIS P.O.      BALANCE
------------------------------------------------------------------------------------------------------------------------------------
                           SCS          29AA01           1000               40          960      Intergraph Technical Representative
                           SC           29AB01           1000               40          960      APPROVAL:
                           CT           29AC01           2000               40         1960
                           CS / SS1     29AD01           1000               40          960
                           CS / SS2     29AE01           1000               40          960      ---------------------  ------------
                           Travel                  $10,000.00          $550.00    $9,450.00      (Signature)            (Date)


                                  ATTACHMENT D

                           LIST OF APPROVED EMPLOYEES
                             (Section H, Clause H-5)

                                February 5, 1997

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NAVAIR

LABOR CATEGORY                                           EMPLOYEE NAME
--------------                                           -------------
Senior Computer Scientist/Senior Engineer (SCS/SE)

Computer Scientist/Engineer (CS/E)

Computer Technician (CT)

Computer Specialist/Software Specialist, Level 1 (SS/CS-1)

Computer Specialist/Software Specialist, Level 2 (SS/CS-2)

-------------------------------------------------------------------------------

NAVFAC

LABOR CATEGORY                                           EMPLOYEE NAME
--------------                                           -------------
Senior Computer Scientist (SCS)

Computer Scientist (CS)

Associate Computer Scientist (ACS)

Computer Science Technician (CST)                        Ingrid Gardelin
                                                         Nathan P. Stewart

Senior Engineer (SE)                                     James K. Finnegan
                                                         Frederick W. Holderman
                                                         Raymond J. Kusmer
                                                         Jeffrey R. Loitfellner

Engineer (E)                                             Francisco Bordon
                                                         Carlos A. Degarate
                                                         Ralph E. Dilts
                                                         M. J. Funke
                                                         Michael Hansen

                                      1


LABOR CATEGORY                                           EMPLOYEE NAME
--------                                                 -------------
Computer Technician, Level 4 (CT4)                       Anthony J. Bernardo
                                                         Francis M. Briggs
                                                         Ralph E. Dilts
                                                         James K. Finnegan
                                                         Gary Flemming
                                                         M. J. Funke
                                                         Errol Ivy
                                                         Kenneth Larsen
                                                         Ronald J. Moore
                                                         Rich Orvin
                                                         Sergio Palacio
                                                         Evelyn T. Picozzi
                                                         David Rose
                                                         Joseph M. Sheer
                                                         Jim Thayer
                                                         Craig L. Thompson
                                                         Bradley J. Wahl
                                                         Ronald P. Wilson

                                      2


-------------------------------------------------------------------------------
NAVSEA

LABOR CATEGORY                                           EMPLOYEE NAME
--------------                                           -------------
Computer Engineer, Level 1 (CE1)

Computer Engineer, Level 2 (CE2)                         Michael Hansen
                                                         Elisa A. Hoyt

Computer Engineer, Level 3 (CE3)                         Francisco Bordon

Computer Engineer, Level 4 (CE4)                         Frederick W. Holderman

Computer Technician, Level 1 (CT1)

Computer Technician, Level 2 (CT2)                       Perry P. Breauz
                                                         William M. Daniels
                                                         Carlos A. Degarate
                                                         Mary Gan
                                                         Lynn A. Halwix
                                                         Deneta B. Jones
                                                         Roger Mifsud
                                                         Gilberto Moreno
                                                         Michael J. Nunez
                                                         Augustine Roddy
                                                         Nathan P. Stewart
                                                         Brian Wood

Computer Technician, Level 3 (CT3)                       James D. Deitrick
                                                         Craig J. Doscher
                                                         Christine L. Fox
                                                         Ingrid Gardelin
                                                         Paul M. Giovannoni
                                                         David W. Hausmann
                                                         Rachel M. Hubbard
                                                         Michael D. Morales
                                                         Marie Nadel
                                                         Jill Parkey
                                                         Fernando Velasco
                                                         Richard A. Watts
                                                         Renard Wynn

                                      3


LABOR CATEGORY                                           EMPLOYEE NAME
--------------                                           -------------
Engineer (E) (Cont'd)                                    Elisa A. Hoyt
                                                         Mario J. Lataillade
                                                         Sergio Palacio
                                                         Renard Wynn

Engineering Technician (ET)                              Anthony M. Bernardo
                                                         Perry P. Breauz
                                                         Francis M. Briggs
                                                         William Daniels
                                                         James D. Deitrick
                                                         Craig J. Doscher
                                                         Gary Flemming
                                                         Christine L. Fox
                                                         Mary Gan
                                                         Paul M. Giovannoni
                                                         Lynn A. Halwix
                                                         David W. Hausmann
                                                         Rachel M. Hubbard
                                                         Errol Ivy
                                                         Deneta B. Jones
                                                         Kenneth Larsen
                                                         Roger Mifsud
                                                         Ronald J. Moore
                                                         Michael D. Morales
                                                         Gilberto Moreno
                                                         Marie Nadel
                                                         Michael J. Nunez
                                                         Rich Orvin
                                                         Jill Parkey
                                                         Evelyn T. Picozzi
                                                         Augustine Roddy
                                                         David Rose
                                                         Joseph M. Sheer
                                                         Jim Thayer
                                                         Craig L. Thompson
                                                         Fernando Velasco
                                                         Bradley j. Wahl
                                                         Richard A. Watts
                                                         Ronald P. Wilson
                                                         Brian Wood

Senior Clerical Assistant (SCA)

Clerical Assistant (CA)                                  April Stenger


                                  ATTACHMENT B

                  SECTION K - REPRESENTATIONS, CERTIFICATIONS,
                        AND OTHER STATEMENTS OF OFFERORS


K-1.     CERTIFICATE OF INDEPENDENT PRICE DETERMINATION
                   (APR 1985) (FAR 52.203-2)

a.   The offeror certifies that --

     (1) The prices in this offer have been arrived at independently, without, for the purpose of restricting competition, any consultation, communication, or agreement with any other offeror or competitor relating to (i) those prices, (ii) the intention to submit an offer, or (iii) the methods or factors used to calculate the prices offered;

     (2) The prices in this offer have not been and will not be knowingly disclosed by the offeror, directly or indirectly, to any other offeror or competitor before bid opening (in the case of a sealed bid solicitation) or contract award (in the case of a negotiated solicitation) unless otherwise required by law; and

     (3) No attempt has been made or will be made by the offeror to induce any other concern to submit or not to submit an offer for the purpose of restricting competition.

b. Each signature on the offer is considered to be a certification by the signatory that the signatory --

     (1) Is the person in the offeror's organization responsible for determining the prices being offered in this bid or proposal, and that the signatory has not participated and will not participate in any action contrary to subparagraphs (a)(1) through (a)(3) above; or

     (2) (i) Has been authorized, in writing, to act as agent for the following principals in certifying that those principals have not participated, and will not participate in any action contrary to subparagraphs
         (a)(1) through (a)(3) above

                  Michael H. Lorber, Vice President-Finance & CFO
                  -----------------------------------------------
                    Phillip W. Card, Vice President Operations
                  -----------------------------------------------

         (insert full name of person(s) in the offeror's organization responsible for determining the prices offered in this bid or proposal, and the title of his or her position in the offeror's organization); (ii) As an authorized agent, does certify that the principals named in subdivision (b)(2)(i) above have not participated, and will not participate, in any action contrary to subparagraphs (a)(1) through (a)(3) above; and

         (iii) As an agent, has not personally participated, and will not participate, in any action contrary to subparagraphs (a)(1) though
         (a)(3) above.

c. If the offeror deletes or modifies subparagraph (a)(2) above, the offeror must furnish with its offer a signed statement setting forth in detail the circumstances of the disclosure.


K-2.       CONTINGENT FEE REPRESENTATION AND AGREEMENT
                   (APR 1984) (FAR 52.203-4)

  (a) REPRESENTATION. The offeror represents that, except for full-time bona fide employees working solely for the offeror, the offeror --

(Note: The offeror must check the appropriate boxes. For interpretation of the representation, including the term "bona fide employee," see Subpart 3.4 of the Federal Acquisition Regulation.)

     (1) [ ] has, [X] has not employed or retained any person or company to solicit or obtain this contract; and

     (2) [ ] has, [X] has not paid or agreed to pay to any person or company employed or retained to solicit or obtain this contract any commission, percentage, brokerage, or other fee contingent upon or resulting from the award of this contract.

  (b) AGREEMENT. The offeror agrees to provide information relating to the above Representation as requested by the Contracting Officer and, when subparagraph
(a)(1) or (a)(2) is answered affirmatively, to promptly submit to the Contracting Officer --

     (1) A completed Standard Form 119, Statement of Contingent or Other Fees, (SF 119); or

     (2) A signed statement indicating that the SF 119 was previously submitted to the same contracting office, including the date and applicable solicitation or contract number, and representing that the prior SF 119 applies to this offer or quotation.

K-3.   ANTI-KICKBACK PROCEDURES (OCT 1988) (FAR 52.203-7)

  (a)    Definitions.

     "Kickback," as used in this clause, means any money, fee commission, credit, gift, gratuity, thing of value, or compensation of any kind which is provided, directly or indirectly, to any prime Contractor, prime Contractor employee, subcontractor, or subcontractor employee for the purpose of improperly obtaining or rewarding favorable treatment in connection with a prime contract or in connection with a subcontract relating to a prime contract.

     "Person," as used in this clause, means a corporation, partnership, business association of any kind, trust, joint-stock company, or individual.

     "Prime contract," as used in this clause, means a contract or contractual action entered into by the United States for the purpose of obtaining supplies, materials, equipment, or services of any kind.

     "Prime Contractor," as used in this clause, means a person who has entered into a prime contract with the United States.

     "Prime Contractor employee," as used in this clause, means any officer, partner, employee, or agent of a prime Contractor.

     "Subcontract," as used in this clause, means a contract or contractual action entered into by a prime Contractor or subcontractor for the purpose of obtaining supplies, materials, equipment, or services of any kind under a prime contract.

    "Subcontractor," as used in this clause, (1) means any person, other than the prime Contractor, who offers to furnish or furnishes any supplies, materials, equipment, or services of any kind under a prime contract or a subcontract entered into in connection with such prime contract, and (2) includes any person who offers to furnish or furnishes general supplies to the prime Contractor or a higher tier subcontractor.

    "Subcontractor employee," as used in this clause, means any officer, partner, employee, or agent of a subcontractor.

  (b) The Anti-Kickback Act of 1986 (41 U.S.C. 51-58) (the Act), prohibits any person from --

     (1) Providing or attempting to provide or offering to provide any kickback;

     (2) Soliciting, accepting, or attempting to accept any kickback; or

     (3) Including, directly or indirectly, the amount of any kickback in the contract price charged by a prime Contractor to the United States or in the contract price charged by a subcontractor to a prime Contractor or higher tier subcontractor.

 (c) (1) The Contractor shall have in place and follow reasonable procedures designed to prevent and detect possible violations described in paragraph
     (b) of this clause in its own operations and direct business relationships.

     (2) When the Contractor has reasonable grounds to believe that a violation described in paragraph (b) of this clause may have occurred, the Contractor shall promptly report in writing the possible violation. Such reports shall be made to the inspector general of the contracting agency, the head of the contracting agency if the agency does not have an inspector general, or the Department of Justice.

     (3) The Contractor shall cooperate fully with any Federal agency investigating a possible violation described in paragraph (b) of this clause.

     (4) The Contracting Officer may (i) offset the amount of the kickback against any monies owed by the United States under the prime contract and/or (ii) direct that the Prime Contractor withhold, from sums owed a subcontractor under the prime contract, the amount of any kickback. The Contracting Officer may order that monies withheld under subdivision
     (c)(4)(ii) of this clause be paid over to the Government unless the Government has already offset those monies under subdivision (c)(4)(i) of this clause. In either case, the Prime Contractor shall notify the Contracting Officer when the monies are withheld.

     (5) The Contractor agrees to incorporate the substance of this clause, including this subparagraph (c)(5) but excepting subparagraph (c)(1), in all subcontracts under this contract.


K-4.  REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY
                   (MAY 1989) (FAR 52.203-8)

  (a) DEFINITIONS. The definitions at FAR 3.104-4 are hereby incorporated in this provision.

  (b) CERTIFICATIONS. As required in paragraph (c) of this provision, the officer or employee responsible for this offer shall execute the following certification:

         CERTIFICATE OF PROCUREMENT INTEGRITY

     (1) I, Michael H. Lorber (Name of certifier), am the officer or employee responsible for the preparation of this offer or bid and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certificate, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or (e) of the Office of Federal Procurement Policy Act* (41 U.S.C. 423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement ________________________________________ (solicitation number).

     (2) As required by subsection 27(d)(1)(B) of the Act, I further certify that each officer, employee, agent, representative, and consultant of TomaHawk II, Inc. (Name of Offeror) who has participated personally and substantially in the preparation or submission of this offer has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of the Act, as implemented in the FAR, pertaining to this procurement.

     (3)  Violation or possible violations:   (Continue on plain bond paper
if necessary and label Certificate of Procurement Integrity (Continuation Sheet). ENTER NONE IF NONE EXIST)

          None
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

    /s/ Michael H. Lorber
    ---------------------------------------------------------------------------
    (Signature of the officer or employee responsible for the offer and date)

    Michael H. Lorber
    ---------------------------------------------------------------------------
    (Typed name of the officer or employee responsible for the offer)

* Section 27 became effective on July 16, 1989.

    THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE, SECTION 1001.

  (c) The signed certification in paragraph (b) of this provision shall be executed and submitted as follows:

         (1) If this is an invitation for bids (IFB), with bid submissions exceeding $100,000.

         (2) If this is a procurement using the two-step sealed bidding procedure (see FAR Subpart 14.5), with bids exceeding $100,000, with submission to the Government of step-two sealed bids.

         (3) If this is a request for proposal (RFP) or quotation (RFQ), by the successful offeror as close as practicable to, but in no event later than, the date of award of a contract exceeding $100,000.

         (4) If this is an invitation for bids for an indefinite delivery-type contract, and if the estimated value of orders to be placed under the contract is expected to exceed $100,000, with the bid submission.

         (5) If this is an RFQ or RFP for an indefinite delivery-type contract, and if the estimated value or orders to be placed under the contract is expected to exceed $100,000, by the successful offeror as close as practicable to, but in no event later than, the date of contract award.

         (6) For letter contracts, prior to award of the letter contract and prior to definitization of the letter contracts.

         (7) For other procurement actions in excess of $100,000, prior to award or execution as specified by the Contracting Officer.

         (8) The certificate required by subparagraphs (c)(3) and (c)(5) through
(c)(7) of this provision shall be submitted to the Contracting Officer within the time period specified by the Contracting Officer when requesting the certificate.

  (d) Pursuant to FAR 3.104-9(d), the Offeror may be requested to execute additional certifications at the request of the Government.

  (e) Failure of an Offeror to submit the certification required by FAR 3.104-9(b) or any additional certification pursuant to FAR 3.104-9(d) will render the offeror ineligible for contract award (see FAR 9.104-1(g)).

  (f) A certification containing a disclosure of a violation or possible violation will not necessarily result in the withholding of an award under this solicitation. However, the

Government, after evaluation of the disclosure, may cancel this procurement or take any other appropriate actions in the interests of the Government, such as disqualification of the Offeror.

  (g) In making the certification in subparagraph (b)(2) of this provision, the offeror may rely upon the certification by an officer, employee, agent, representative, or consultant that such person is in compliance with the requirements of subsections 27(a), (b), (c), or (e) of the Office of Federal Procurement Policy Act (41 U.S.C. 423), as implemented in the FAR, unless the offeror knows, or should have known, of reasons to the contrary. The offeror may rely upon periodic certifications that must be obtained at least annually, supplemented with periodic training programs. These certifications shall be maintained by the Contractor for 6 years from the date of execution.

  (h) The certifications in paragraph (b) and (d) of this provision are a material representation of fact upon which reliance will be placed in awarding a contract.


K-5.    TAXPAYER IDENTIFICATION (NOV 1988) (FAR 52.204-3)

  (a)    DEFINITIONS.

    "Common parent," as used in this solicitation provision, means an offeror that is a member of an affiliated group of corporations that files its Federal income tax returns on a consolidated basis.

     "Corporate status," as used in this solicitation provision, means a designation as to whether the offeror is a corporate entity, an unincorporated entity (e.g., sole proprietorship or partnership), or a corporation providing medical and health care services.

    "Taxpayer Identification Number (TIN)," as used in this solicitation provision, means the number required by the IRS to be used by the offeror in reporting income tax and other returns.

  (b) The offeror is required to submit the information required in paragraphs
(c) through (e) of this solicitation provision in order to comply with reporting requirements of 26 U.S.C. 6041, 6041A, and 6050M and implementing regulations issued by the Internal Revenue Service (IRS). If the resulting contract is subject to reporting requirements described in FAR 4.902(a), the failure or refusal by the offeror to furnish the information may result in a 20 percent reduction of payments otherwise due under the contract.

  (c)    TAXPAYER IDENTIFICATION NUMBER (TIN).

     (X) TIN:     36-3873499
              ---------------------------------
     ( ) TIN has been applied for.

     ( ) TIN is not required because:

          ( ) Offeror is a nonresident alien, foreign corporation, or foreign partnership that does not have income effectively connected with the conduct of a trade or business in the U.S. and does not have an office or place of business or a fiscal paying agent in the U.S.;

          ( ) Offeror is an agency or instrumentality of a foreign government;

          ( ) Offeror is an agency or instrumentality of a state, or local government;

          ( )  Other.  State basis. ___________________________________

  (d)    CORPORATE STATUS.

     ( ) Corporation providing medical and health care services, or engaged in the billing and collecting of payments for such services;

     (X) Other corporate entity;

     ( ) Not a corporate entity;

     ( ) Sole proprietorship;

     ( ) Partnership;

         Hospital or extended care facility described in 26 CFR 501(c)(3) that is exempt from taxation under 26 CFR 501(a).

  (e)    COMMON PARENT.

     (X) Offeror is not owned or controlled by a common parent as defined in paragraph (a) of this clause.

     ( ) Name and TIN of common parent:

         Name ________________________________________________________________

         TIN  ________________________________________________________________

K-6.      JEWEL BEARINGS AND RELATED ITEMS CERTIFICATE
                   (APR 1984) (FAR 52.208-2)

  (a)    This is to certify that --

          (1) Jewel bearings and/or related items, as defined in the Required Sources for Jewel Bearings and Related Items clause, will not be incorporated into any item covered by this offer;

          (2) Any jewel bearing required (or equal quantity of the same type, size, and tolerances) will be ordered from the William Langer Plant, Rolla, North Dakota 58367, as provided in the Required Sources for Jewel Bearings and Related Items clause, and

          (3) Any related items required (or an equal quantity of the same type, size, and tolerance) will be required from domestic manufacturers, including the Plant, if the items can be obtained

  (b) Attached to this certificate are estimates of the quantity, type, and size (including tolerance) of the jewel bearings and related items required, and identification of the components, subassemblies, or parts that require jewel bearings or related items.

Date of Execution ____________________________________________________________
Solicitation Number __________________________________________________________
Name _________________________________________________________________________
Time _________________________________________________________________________
Firm _________________________________________________________________________
Address ______________________________________________________________________


K-7. CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED
          DEBARMENT, AND OTHER RESPONSIBILITY MATTERS
                   (MAY 1989) (FAR 52.209-5)

  (a)(1) The Offeror certifies, to the best of its knowledge and belief, that --

       (i)    The Offeror and/or any of its Principals --

           (A) Are ( ) are not (X) presently debarred, suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal agency;

           (B) Have ( ) have not (X), within a three-year period preceding this offer, been convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state, or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, or receiving stolen property; and

           (C) Are ( ) are not (X) presently indicted for, or otherwise criminally or civilly charged by a governmental entity with, commission of any of the offenses enumerated in subdivision (a)(1)(i)(B) of this provision.

       (ii) The Offeror has ( ) has not (X), within a three-year period preceding this offer, had one or more contracts terminated for default by any Federal agency.

    (2) "Principals," for the purposes of this certification, means officer; director; owners; partners; and, persons having primary management or supervisory responsibilities within a business entity (e.g., general manager; plant manager; head of a subsidiary, division, or business segment, and similar positions).

    This certification concerns a matter within the jurisdiction of an agency of the United States and the making of a false, fictitious, or fraudulent certification may render the maker subject to prosecution under section 1001, title 18, United States Code.

  (b) The Offeror shall provide immediate written notice to the Contracting Officer if, at any time prior to contract award, the Offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

  (c) A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in withholding of an award under this solicitation. However, the certification will be considered in connection with a determination of the Offeror's responsibility. Failure of the Offeror to furnish a certification or provide such additional information as requested by the Contracting Officer may render the Offeror nonresponsible.

  (d) Nothing contained in the forgoing shall be construed to require establishment of a system of records in order to render, in good faith, the certification required by paragraph (a) of this provision. The knowledge and information of an Offeror is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

  (e) The certification in paragraph (a) of this provision is a material representation of fact upon which reliance was placed when making award. If it is later determined that the Offeror knowingly rendered an erroneous certification, in addition to the other remedies available to the Government, the Contracting Officer may terminate the contract resulting from this solicitation for default.


K-8. TYPE OF BUSINESS ORGANIZATION (JUL 1987) (FAR 52.215-6)

    The offeror or quoter, by checking the applicable box, represents that --

  (a) It operates as [X] a corporation incorporated under the laws of the State of Illinois, [ ] an individual, [ ] a partnership, [ ] a nonprofit organization, or [ ] a joint venture.

  (b) If the offeror or quoter is a foreign entity, it operates as [ ] an individual, [ ] a partnership, [ ] a nonprofit organization, [ ] a joint venture, or [ ] a corporation, registered for business in _________ (country).

K-9.    AUTHORIZED NEGOTIATORS (APR 1984) (FAR 52.215-11)

    The offeror or quoter represents that the following persons are authorized to negotiate on its behalf with the Government in connection with this request for proposals or quotations: (list names, titles, and telephone numbers of the authorized negotiators).


Name       Michael H. Lorber,     Phillip W. Card,        Steven M. Caira
    ---------------------------------------------------------------------------

Title       VP-Finance & CEO        VP Operations         President & CEO
     --------------------------------------------------------------------------

Telephone Number   (619) 623-0920
                ---------------------------------------------------------------

K-10.    PLACE OF PERFORMANCE (APR 1984) (FAR 52.215-20)

  (a) The offeror or quoter, in the performance of any contract resulting from this solicitation, [X] intends, [ ] does not intend (check applicable block) to use one or more plants or facilities located at a different address from the address of the offeror or quoter as indicated in this proposal or quotation.

  (b) If the offeror or quoter checks "intends" in paragraph (a) above, it shall insert in the spaces provided below the required information:

Place of Performance (Street           Name and Address of Owner
Address, City, County,                 and Operator of the Plant
State, Zip Code)                       or Facility if Other than
                                       Offeror or Quoter

TomaHawk II, Inc.
-----------------------------          -------------------------

400 Lake Cook Rd. #203
-----------------------------          -------------------------

Deerfield, IL 60015
-----------------------------          -------------------------


K-11.    SMALL BUSINESS CONCERN REPRESENTATION (MAY 1986)
                         (FAR 52.219-1)

  The offeror represents and certifies as part of its offer that it [x] is, [ ]is not a small business concern and that [ ] all, [ ] not all end items to be furnished will be manufactured or produced by a small business concern in the United States, its territories or possessions, or Puerto Rico, or the Trust Territory of the Pacific Islands. "Small business concern," as used in this provision, means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the size standards in this solicitation.

K-12. SMALL DISADVANTAGED BUSINESS CONCERN REPRESENTATION
            (DOD FAR SUPPLEMENT DEVIATION) (DEC 1991)
                      (DFARS 252.219-7000)

  (a) DEFINITION. "Small disadvantaged business concern", as used in this provision, means a small business concern, including mass media, owned and controlled by individuals who are both socially and economically disadvantaged, as defined by the Small Business Administration at 13 CFR part 124, the majority of earnings of which directly accrue to such individuals. (13 CFR part 124 generally provides that a small disadvantaged business concern is a small business concern (1) which is at least fifty-one percent (51%) owned by one or more socially and economically disadvantaged individuals; or in the case of any publicly owned business, at least fifty-one percent (51%) of the voting stock of which is owned by one or more socially and economically disadvantaged individuals, and (2) whose management and daily business operations are controlled by one or more such individuals.) (See 13 CFR 124.101 through 124.110)

  (b) REPRESENTATION. The Offeror represents that its qualifying ownership falls within at least one of the following categories (check the applicable categories):

          Subcontinent Asian (Asian-Indian) American (U.S. citizen with origins
-----     from India, Pakistan, Bangladesh, or Sri Lanka)

          Asian-Pacific American (U.S. citizen with origins from Japan, China,
----- the Philippines, Vietnam, Korea, Samoa, Guam, U.S. Trust Territory of the Pacific Islands, Northern Mariana Islands, Laos, Cambodia, or Taiwan)

          Black American (U.S. citizen)
-----
          Hispanic American (U.S. citizen with origins from South America,
----- Central America, Mexico, Cuba, the Dominican Republic, Puerto Rico, Spain, or Portugal)

          Native American (American Indians, Eskimos, Aleuts, or Native
-----     Hawaiians)

          Individual/concern certified for participation in the Minority Small
----- Business and Capital Ownership Development Program under section 8(a) of the Small Business Act (15 U.S.C. 637(a))

          Other (In addition to (c)(1), Offeror must complete (c)(2) below)
-----

  (c)    Certification.

     (1) The offeror represents and certifies, as part of its offer, that it is , is not X a small disadvantaged business concern.
-----         -----

     (2) (Complete only if item (b) above is checked "Other") The offeror represents and certifies, as part of its offer, that the Small Business Administration (SBA) has _____, has not _____ made a determination concerning the offeror's status as a small disadvantaged business concern. If the SBA has made a determination, the date of the determination was ____________ and the offeror certifies that it was _____, was not _____ found by the SBA to be socially and economically disadvantaged as a result of that determination and that no circumstances have changed to vary that determination.

  (d) NOTIFICATION. The offeror agrees to notify the Contracting Officer before award of any change in its status as a small disadvantaged business concern occurring between the submission of its offer and contract award.

  (e) PENALTY. The offeror represents and certifies that the above information is true and understands that whoever for the purpose of securing a contract or subcontract under subsection

(a) of Section 1207 of Public Law 99-661 misrepresents the status of any concern or person as a small disadvantaged concern owned and controlled by a minority (as described in subsection (a)) shall be punished by imposition of a fine of not less than $10,000 or by imprisonment for not more than one year, or both.


K-13.       WOMEN-OWNED SMALL BUSINESS REPRESENTATION
                    (APR 1984) (FAR 52.219-3)

  (a) REPRESENTATION. The offeror represents that it [ ] is, [X] is not a women-owned small business concern.

  (b)    DEFINITIONS.

     "Small business concern," as used in this provision, means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on government contracts, and qualified as a small business under the criteria and size standards in 13 CFR 121.

     "Women-owned, " as used in this provision, means a small business that is at least 51 percent owned by a woman or women who are U.S. citizens and who also control and operate the business.


K-14.      PREFERENCE FOR LABOR SURPLUS AREA CONCERNS
                   (APR 1984) (FAR 52.220-1)

 (a) This acquisition is not a set-aside for labor surplus area (LSA) concerns. However, the offeror's status as such a concern may affect (1) entitlement to award in case of tie offers or (2) offer evaluation in accordance with the Buy American Act clause of this solicitation. In order to determine whether the offeror is entitled to a preference under (1) or (2) above, the offeror must identify, below, the LSA in which the costs to be incurred on account of manufacturing or production (by the offeror or the first-tier subcontractors) amount to more than 50 percent of the contract price.

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

  (b) Failure to identify the locations as specified above will preclude consideration of the offeror as an LSA concern. If the offeror is awarded a contract as an LSA concern and would not have otherwise qualified for award, the offeror shall perform the contract or cause the contract to be performed in accordance with the obligations of an LSA concern.

K-15.    WALSH-HEALEY PUBLIC CONTRACT ACT REPRESENTATION
                   (APR 1984) (FAR 52.222-19)

The offeror represents as a part of this offer that the offeror is [X] or is not [ ] a regular dealer in, or is [ ] or is not [ ] manufacturer of the supplies offered.


K-16. CERTIFICATION OF NONSEGREGATED FACILITIES (APR 1984)
                        (FAR 52.222-21)

  (a) "Segregated facilities," as used in this provision, means any waiting rooms, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees, that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin because of habit, local custom, or otherwise.

  (b) By the submission of this offer, the offeror certifies that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform their services at any location under its control where segregated facilities are maintained. The offeror agrees that a breach of this certification is a violation of the Equal Opportunity clause in the contract.

  (c) The offeror further agrees that (except where it has obtained identical certifications from proposed subcontractors for specific time periods) it will --

     (1) Obtain identical certifications from proposed subcontractors before the award of subcontracts under which the subcontractor will be subject to the Equal Opportunity clause;

     (2) Retain the certifications in the files; and

     (3) Forward the following notice to the proposed subcontractors (except if the proposed subcontractors have submitted identical certifications for specific time periods):

    NOTICE TO PROSPECTIVE SUBCONTRACTORS OF REQUIREMENT FOR
    CERTIFICATIONS OF NONSEGREGATED FACILITIES.

    A Certification of Nonsegregated Facilities must be submitted before the award of a subcontract under which the subcontractor will be subject to the Equal Opportunity clause. The certification may be submitted either for each subcontract or for all subcontracts during a period (i.e., quarterly, semiannually, or annually).

     NOTE: The penalty for making false statements in offers is prescribed in 18 U.S.C. 1001.


K-17. PREVIOUS CONTRACTS AND COMPLIANCE REPORTS (APR 1984)
                         (FAR 52.222-22)

    The offeror represents that --

  (a) It [X] has, [ ] has not, participated in a previous contract or subcontract subject either to the Equal Opportunity clause of this solicitation, the clause originally contained in Section 310 of Executive Order No. 10925, or the clause contained in Section 201 of Executive Order No. 11114;

  (b) It [ ] has, [X] has not, filed all required compliance reports; and

  (c) Representations indicating submission of required compliance reports, signed by proposed subcontractor, will be obtained before subcontract awards.


K-18.        AFFIRMATIVE ACTION COMPLIANCE (APR 1984)
                         (FAR 52.222-25)

The offeror represents that (a) it [ ] has developed and has on file, [X] has not developed and does not have on file, at each establishment, affirmative action programs required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2), or (b) it [ ] has not previously had contracts subject to the written affirmative action programs requirement of the rules and regulations of the Secretary of Labor.


K-19.     EQUAL OPPORTUNITY (APR 1984) (FAR 52.222-26)

  (a) If, during any 12-month period (including the 12 months preceding the award of this contract), the Contractor has been or is awarded nonexempt Federal contracts and/or subcontracts that have an aggregate value in excess of $10,000, the Contractor shall comply with subparagraphs (b)(1) through (11) below. Upon request, the Contractor shall provide information necessary to determine the applicability of this clause.

  (b) During performing this contract, the Contractor agrees as follows:

     (1) The Contractor shall not discriminate against any employee or applicant for employment because of race, color, religion, sex, or national origin.

     (2) The Contractor shall take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex, or national origin. This shall include, but not be limited to, (i) employment, (ii) upgrading, (iii) demotion, (iv) transfer, (v) recruitment or recruitment advertising, (vi) layoff or termination, (vii) rates of pay or other forms of compensation, and (viii) selection for training, including apprenticeship.

     (3) The Contractor shall post in conspicuous places available to employees and applicants for employment the notices to be provided by the Contracting Officer that explain this clause.

     (4) The Contractor shall, in all solicitations or advertisement for employees placed by or on behalf of the Contractor, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex, or national origin.

     (5) The Contractor shall send, to each labor union or representative of workers with which it has a collective bargaining agreement or other contract or understanding, the notice to be provided by the Contracting Officer advising the labor union or workers' representative of the Contractor's commitments under this clause, and post copies of the notice in conspicuous places available to the employees and applicants for employment.

     (6) The Contractor shall comply with Executive Order 11246, as amended, and the rules, regulations, and orders of the Secretary of Labor.

     (7) The Contractor shall furnish to the contracting agency all information required by Executive Order 11246, as amended, and by the rules, regulations, and orders of the Secretary of Labor. Standard Form 100 (EEO-1), or any successor form, is the prescribed form to be filed within 30 days following the award, unless filed within 12 months preceding the date of the award.

     (8) The Contractor shall permit access to its books, records, and accounts by the contracting agency or the Office of Federal Contract Compliance Programs (OFCCP) for the purposes of investigation to ascertain the Contractor's compliance with the applicable rules, regulations, and orders.

     (9) If the OFCCP determines that the Contractor is not in compliance with this clause or any rule, regulation, or order of the Secretary of Labor, this contract may be canceled, terminated or suspended in whole or in part and the Contractor may be declared ineligible for further Government contracts, under the procedures authorized in Executive Order 11246, as amended. In addition, sanctions may be imposed and remedies invoked against the Contractor as provided in Executive Order 11246, as amended, the rules, regulations, and orders of the Secretary of Labor, or as otherwise provided by law.

     (10) The Contractor shall include the terms and conditions of subparagraph
     (b)(1) through (11) of this clause in every subcontract or purchase order that is not exempted by the rules, regulations, or orders of the Secretary of Labor issued under Executive Order 11246, as amended, so that these terms and conditions will be binding upon each subcontractor or vendor.

     (11) The Contractor shall take such action with respect to any subcontract or purchase order as the contracting agency may direct as a means of endorsing these terms and conditions, including sanctions for noncompliance; provided, that if the Contractor becomes involved in, or is threatened with, litigation with a subcontractor or vendor as a result of any direction, the Contractor may request the United States to enter into the litigation to protect the interests of the United States.

  (c) Notwithstanding any other clause in this contract, disputes relative to this clause will be governed by the procedures in 41 CFR 60-1.1.


K-20.           CLEAN AIR AND WATER CERTIFICATION
                   (APR 1984) (FAR 52.223-1)

    The Offeror certifies that --

  (a) Any facility to be used in the performance of this proposed contract is [ ], is not [ ] listed on the Environmental Protection Agency (EPA) List of Violating Facilities;

  (b) The Offeror will immediately notify the Contracting Officer, before award, of the receipt of any communication from the Administrator, or a designee, of the EPA, indicating that any facility that the Offeror proposes to use for the performance of the contract is under consideration to be listed on the EPA List of Violating Facilities; and

  (c) The Offeror will include a certification substantially the same as this certification, including this paragraph (c), in every nonexempt subcontract.


K-21.      RECOVERED MATERIAL CERTIFICATION (APR 1984)
                        (FAR 52.223-4)

The offeror certifies, by signing this offer, that recovered materials, as defined in section 23.402 of the Federal Acquisition Regulation, will be used as required by the applicable specifications.


K-22.     CERTIFICATION REGARDING A DRUG-FREE WORKPLACE
                   (JUL 1990) (FAR 52.223-5)

  (a)     Definitions.  As used in this provision,

    "Controlled substance" means a controlled substance in schedules I through V of section 202 of the Controlled Substances Act (21 U.S.C. 812) and as further defined in regulation at 21 CFR 1308.11-1308.15.

    "Conviction" means a finding of guilt (including a plea of nolo contendere) or imposition of sentence, or both, by any judicial body charged with the responsibility to determine violations of the Federal or State criminal drug statutes.

    "Criminal drug statute" means a Federal or non-Federal criminal statute involving the manufacture, distribution, dispensing, possession or use of any controlled substance.

    "Drug-free workplace" means the site(s) for the performance of work done by the contractor in connection with a specific contract at which employees of the Contractor are prohibited from engaging in the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance.

    "Employee" means an employee of a Contractor directly engaged in the performance of work under a Government contract. "Directly engaged" is defined to include all direct cost employees and any other Contractor employee who has other than a minimal impact or involvement in contract performance.

    "Individual" means an offeror/contractor that has no more than one employee including the offeror/contractor.

  (b) By submission of its offer, the offeror, if other than an individual, who is making an offer that equals or exceeds $25,000, certifies and agrees, that with respect to all employees of the offeror to be employed under a contract resulting from this solicitation, it will -- no later than 30 calendar days after contract award (unless a longer period is agreed to in writing), for contracts of 30 calendar days or more performance duration: or as soon as possible for contracts of less than 30 calendar days performance duration, but in any case, by a date prior to when performance is expected to be completed --

     (1) Publish a statement notifying such employees that the unlawful manufacture, distribution, dispensing, possession or use of a controlled substance is prohibited in the Contractor's workplace and specifying the actions that will be taken against employees for violations of such prohibition;

     (2) Establish an ongoing drug-free awareness program to inform such employees about --

       (i)   The dangers of drug abuse in the workplace;

       (ii)  The Contractor's policy of maintaining a drug-free workplace;

       (iii) Any available drug counseling, rehabilitation, and employee assistance programs; and

       (iv) The penalties that may be imposed upon employees for drug abuse violations occurring in the workplace;

     (3) Provide all employees engaged in performance of the contract with a copy of the statement required by subparagraph (b)(1) of this provision;

     (4) Notify such employees in writing in the statement required by subparagraph (b)(1) of this provision that, as a condition of continued employment on the contract resulting from this solicitation, the employee will
--

      (i)    Abide by the terms of the statement; and

      (ii) Notify the employer in writing of the employee's conviction under a criminal drug statute for a violation occurring in the workplace no later than 5 calendar days after such conviction;

    (5) Notify the Contracting Officer in writing within 10 calendar days after receiving notice under subdivision (b)(4)(ii) of this provision, from an employee or otherwise receiving actual notice of such conviction. The notice shall include the position title of the employee; and

     (6) Within 30 calendar days after receiving notice under subdivision
(b)(4)(ii) of this provision of a conviction, take one of the following actions with respect to any employee who is convicted of a drug abuse violation occurring in the workplace:

       (i) Take appropriate personnel action against such employee, up to and including termination; or

       (ii) Require such employee to satisfactorily participate in a drug abuse assistance or rehabilitation program approved for such purposes by a Federal, State, or local health, law enforcement, or other appropriate agency.

     (7) Make a good faith effort to maintain a drug-free workplace through implementation of subparagraphs (b)(1) through (b)(6) of this provision.

  (c) By submission of its offer, the offeror, if an individual who is making an offer of any dollar value, certifies and agrees that the offeror will not engage in the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance in the performance of the contract resulting from this solicitation.

  (d) Failure of the offeror to provide the certification required by paragraphs (b) or (c) of this provision, renders the offeror unqualified and ineligible for award. (See FAR 9.104-1(g) and 19.602-1(a)(2)(i).)

  (e) In addition to other remedies available to the Government, the certification in paragraphs (b) or (c) of this provision concerns a matter within the jurisdiction of an agency of the United States and the making of a false, fictitious, or fraudulent certification may render the maker subject to prosecution under Title 18, United States Code. Section 1001.

K-23.      NOTICE OF RESTRICTIONS ON CONTRACTING WITH
         SANCTIONED PERSONS (MAY 1989) (FAR 52.225-12)

     (a) Statutory prohibitions have been imposed on contracting with sanctioned persons, as specified in Federal Acquisition Regulation (FAR) 52.225-13, Restrictions on Contracting with Sanctioned Persons.

     (b) By submission of this offer, the Offeror represents that no products or services, except those listed in this paragraph (b), delivered to the government under any contract resulting from this solicitation will be products or services of a sanctioned person, as defined in the clause referenced in paragraph (a) of this provision, unless one of the exceptions in paragraph (d) of the clause at FAR 52.225-13 applies. N/A - None

         PRODUCT OR SERVICE       SANCTIONED PERSON


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                      (List as necessary)


K-24.     BUY AMERICAN  -- TRADE AGREEMENTS  -- BALANCE
                OF PAYMENTS PROGRAM CERTIFICATE
                (MAY 1986) (DFARS 252.225-7006)

  (a) The Offeror hereby certifies that each end product, except the end products listed below, is a domestic end product (as defined in the clause entitled "Buy American Act, Trade Agreements Act, and Balance of Payments Program") and that components of unknown origin have been considered to have been mined, produced, or manufactured outside the United States or a qualifying country.

                     EXCLUDED END PRODUCTS

Note:   (An entry for all "fill-ins" is required.   Offeror must
either list line item numbers or enter "None).

     LINE ITEM NO.                  COUNTRY OF ORIGIN

  None
------------------------            -------------------------------------------


------------------------            -------------------------------------------
(List as necessary)

  (b) Offers will be evaluated by giving certain preferences to domestic end products, qualifying country end products, and Caribbean Basin country end products over other end products. In order to obtain such preferences in the evaluation of each excluded end product listed in (a) above, it is necessary that offerors identify and certify, below, those excluded end products identified above that are qualifying country end products, designated country end products, or Caribbean Basin end products. Offerors must certify by inserting the applicable line item numbers in the appropriate brackets:

     (i) The offeror certifies that the following supplies qualify as "participating country end products" as that term is defined in the clause entitled "Buy American Act, Trade Agreement Act, Balance of Payments Program."


           -------------------------------------------------------------------

              (insert line item number)

     (ii) The Offeror certifies that the following supplies qualify as "FMS/Offset arrangement country end products" as that term is defined in the clause entitles "Buy American Act, Trade Agreement Act, and Balance of Payments Program," if the Government makes the necessary waivers.


           -------------------------------------------------------------------
              (insert line item number)

     (iii) The Offeror certifies that the following supplies qualify as "defense cooperation country end products" as that term is defined in the clause entitled "Buy American Act, Trade Agreements Act, and Balance of Payments Program."


           -------------------------------------------------------------------
              (insert line item number)

     (iv) The Offeror certifies that the following supplies qualify as "designated country end products" as that term is defined in the clause entitled "Buy American Act, Trade Agreements Act, and Balance of Payments Program".


           -------------------------------------------------------------------
              (insert line item number)

     (v) The Offeror certifies that the following supplies qualify as "Caribbean Basin country end products" as the term is defined in the clause entitled "Buy American Act, Trade Agreements Act, and Balance of Payments Program".


           -------------------------------------------------------------------
              (insert line item number)

  (c) Offers will be evaluated in accordance with the policies and procedures of FAR Part 25 and DOD FAR Supplement Part 25.

K-25. CERTIFICATION OR DISCLOSURE OF OWNERSHIP OR CONTROL BY
          A FOREIGN GOVERNMENT THAT SUPPORTS TERRORISM
                (NOV 1987) (DFARS 252.209-7000)

  (a) "Significant interest," as used in this provision, means --

     (1) Ownership of or beneficial interest in five percent (5%) or more of the firm's or subsidiary's securities. Beneficial interest includes holding five percent (5%) or more of any class of the firm's securities in "nominee shares," "street shares," or some other method of holding securities that does not disclose the beneficial owner;

     (2) Holding a management position in the firm, such as a director or officer;

     (3) Ability to control or influence the election, appointment, or tenure of directors or officers of the firm;

     (4) Ownership of ten percent (10%) or more of the assets of a firm such as equipment, buildings, real estate, or other tangible assets of the firm; or

     (5) Holding 50 percent (50%) or more of the indebtedness of a firm.

  (b) Unless paragraph (c) below has been completed, the Offeror, by submission of its offer, certifies, to the best of its knowledge and belief, that no government of a foreign country, or agent, or instrumentality of a foreign country, listed below, has, directly or indirectly, a significant interest in the Offeror or, if the Offeror is a subsidiary, in the firm that owns or controls, directly or indirectly, the Offeror. Such countries currently include:

     (1) Cuba;
     (2) Iran;
     (3) Libya;
     (4) Syria; and
     (5) South Yemen.

  (c) If the Offeror is unable to certify in accordance with (b) above, the Offeror represents that the following country or countries (listed in (b) above) or an agent or instrumentality of such country or countries, have a significant interest in the Offeror's firm:

    Country
           -------------------------------------------------------------------


    Significant Interest
                        ------------------------------------------------------

K-26.     REQUIREMENT FOR TECHNICAL DATA CERTIFICATION
                 (APR 1988) (DFAR 252.227-7028)

The Offeror shall submit with his offer a certification as to whether the Offeror has delivered or is obligated to deliver to the Government under any contract or subcontract the same or substantially the same technical data with other than unlimited rights included in its offer; if so, the Offeror shall identify:

     (a) one existing contract or subcontract under which the technical data was delivered or will be delivered, and the place of such delivery; and

     (b) The limitation on the Government's right to use the data, including identification of the earliest date the limitation expires.


K-27. COST ACCOUNTING STANDARDS NOTICES AND CERTIFICATION
          (NATIONAL DEFENSE) (SEP 1987) (FAR 52.230-1)

     Note:   This notice does not apply to small businesses or foreign
governments. This notice is in four parts, identified by roman numerals I through IV.

     Offerors shall examine each part and provide the requested information in order to determine Cost Accounting Standards (CAS) requirements applicable to any resultant contract.

I.   DISCLOSURE  STATEMENT  --  COST  ACCOUNTING  PRACTICES  AND
     CERTIFICATION

  (a) Any contract in excess of $100,000 resulting from this solicitation, except contracts in which the price negotiated is based on (1) established catalog or market prices of commercial items sold in substantial quantities to the general public, or (2) prices set by law or regulation, will be subject to the requirements of the Federal Acquisition Regulation (FAR) Subparts 30.3 and 30.4, except for those contracts which are exempt as specified in FAR 30.201-1.

  (b) Any offeror submitting a proposal which, if accepted, will result in a contract subject to the requirements of the FAR Subparts 30.3 and 30.4 must, as a condition of contracting, submit a Disclosure Statement as required by FAR 30.202. The Disclosure Statement must be submitted as a part of the offeror's proposal under this solicitation unless the offeror has already submitted a Disclosure Statement disclosing the practices used in connection with the pricing of this proposal. If an applicable Disclosure Statement has already been submitted, the offeror may satisfy the requirement for submission by providing the information requested in paragraph (c) below.

    CAUTION: A practice disclosed in a Disclosure Statement shall not, by virtue of such disclosure, be deemed to be a proper, approved, or agreed-to practice for pricing proposals or accumulating and reporting contract performance cost data.

  (c)    Check the appropriate box below:

     [ ]  (1)  Certificate of Concurrent Submission of Disclosure
               Statement.

               The offeror hereby certifies that, as a part of the offer, copies of the Disclosure Statement have been submitted as follows: (i) original and one copy to the cognizant Administrative Contracting Officer (ACO), and (ii) one copy to the cognizant contract auditor.

               (Disclosure must be on form No. CASB DS-1. Forms may be-obtained from the cognizant ACO.)

               Date of Disclosure Statement:
                                            ----------------------------------

               Name and Address of Cognizant ACO where filed:


               ---------------------------------------------------------------


               ---------------------------------------------------------------

               The offeror further certifies that practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the Disclosure Statement.

     [ ]  (2)  Certificate of Previously Submitted Disclosure Statement.

               The offeror hereby certifies that Disclosure Statement was filed as follows:

               Date of Disclosure Statement:
                                            ----------------------------------

               Name and Address of Cognizant ACO where filed:


               ---------------------------------------------------------------


               ---------------------------------------------------------------

               The offeror further certifies that the practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the applicable disclosure statement.

     [ ]  (3)  Certificate of Monetary Exemption.

               The offeror, hereby certifies that the offeror, together with all divisions, subsidiaries, and affiliates under common control, did not receive net awards of negotiated national defense prime contracts and subcontracts subject to CAS totaling more than $10 million in the cost accounting period immediately preceding the period in which this proposal was submitted. The offeror further certifies that if such status changes before an award resulting from this proposal, the offeror will advise the Contracting Officer immediately.

     [ ]  (4)  Certificate of Interim Exemption.

               The offeror hereby certifies that (i) the offeror first exceeded the monetary exemption for disclosure, as defined in (3) of this subsection, in the cost accounting period immediately preceding the period in which this offer was submitted and (ii) in accordance with FAR 30.202- 1, the offeror is not yet required to submit a Disclosure Statement. The offeror further certifies that if an award resulting from this proposal has not been made within 90 days after the end of that period, the offeror will immediately submit a revised certificate to the Contracting Officer, in the form specified under subparagraphs (c) (1) or (c)
               (2) above, as appropriate, to verify submission of a completed Disclosure Statement.

    CAUTION:   Offerors currently required to disclose because they were
awarded a CAS-covered national defense prime contract or subcontract of $10 million or more in the current cost accounting period may not claim this exemption (4). Further, the exemption applies only in connection with proposals submitted before expiration of the 90-day period following the cost accounting period in which the monetary exemption was exceeded.

II. COST ACCOUNTING STANDARDS -- EXEMPTION FOR CONTRACTS OF
    $500,000 OR LESS

    If this proposal is expected to result in the award of a contract of $500,000 or less, the offeror shall indicate whether the exemption below is claimed. Failure to check the box below shall mean that the resultant contract is subject to requirements or that the offeror elects to comply with such requirements.

     [ ] The offeror claims an exemption from the CAS requirements under the provisions of FAR 30.201-1(b)(7) and certifies that notification of final acceptance of all deliverable items has been received on all prime contracts or subcontracts containing the Cost Accounting Standards clause or the Disclosure and Consistency of Cost Accounting Practices clause. The offeror further certifies that the Contracting Officer will be immediately notified in writing when an award of any other contract or subcontract containing Cost Accounting Standards clauses is received by the offeror subsequent to this certificate but before the date of any award resulting from this proposal.


III. COST ACCOUNTING STANDARDS -- ELIGIBILITY FOR MODIFIED
     CONTRACT COVERAGE

     If the offeror is eligible to use the modified provisions of FAR 30.201-2(b) and elects to do so, the offeror shall indicate by checking the box below. Checking the box below shall mean that the resultant contract is subject to the Disclosure and Consistency of Cost Accounting Practices clause in lieu of the Cost Accounting Standards clause.

     [ ] The offeror hereby claims an exemption from the Cost Accounting Standards clause under the provisions of FAR 30.201-2(b) and certifies that the offeror is eligible for use of the Disclosure and Consistency of Cost Accounting Practices clause because (i) during the cost accounting period immediately preceding the period in which this proposal was submitted, the offeror received less than $10 million in awards of CAS-covered prime contracts and subcontracts, and (ii) the sum of such awards equaled less than 10 percent of total sales during that cost accounting period. The offeror further certifies that if such status changes before an award resulting from this proposal, the offeror will advise the Contracting Officer immediately.

     CAUTION: An offeror may not claim the above eligibility for modified contract coverage if this proposal is expected to result in the award of a national defense contract of $10 million or more or if, during its current cost accounting period, the offeror has been awarded a single CAS-covered national defense prime contract or subcontract of $10 million or more.

IV. ADDITIONAL COST ACCOUNTING STANDARDS APPLICABLE TO EXISTING
    CONTRACTS

    The offeror shall indicate below whether award of the contemplated contract would, in accordance with subparagraph (a) (3) of the Cost Accounting Standards clause, require a change in established cost accounting practices affecting existing contracts and subcontracts.

     [ ]  YES             [ ] NO

K-28.     REPRESENTATION OF EXTENT OF TRANSPORTATION OF
         SUPPLIES BY SEA (MAR 1989) (DFAR 252.247-7202)

The clause at 252.247-7203, Transportation of Supplies by Sea, will be included in any contract resulting from this solicitation. The Offeror is required to indicate whether transportation by sea is anticipated under the resultant contract by checking the appropriate blank as follows:

The Offeror represents that it [] does [] does not anticipate that any of the supplies, as defined in the above-referenced clause, will be transported by sea in the performance of any contract or subcontract resulting from this solicitation. Notwithstanding this representation, the Offeror recognizes and will comply with the requirements of the above-referenced clause.

K-29.     SIC CODE AND SMALL BUSINESS SIZE STANDARD
               (JAN 1991) (FAR 52.219-22)

  (a) The standard industrial classification (SIC) code for this acquisition is 7363.

  (b)    (1)  The small business size standard is _______.

         (2) The small business size standard for a concern which submits an offer in its own name, other than on a construction or service contract, but which proposes to furnish a product which it did not itself manufacture, is 500 employees.

                                                                 INTERGRAPH
------------------------------------------------------------------------------

October 8, 1998



TomaHawk II, Inc.
8315 Century Park Court
Suite 200
San Diego, CA 92123

Attention:   Mr. Michael H. Lorber, Vice President & Chief Financial Officer

Subject:     FSN0292, Amendment #5

Dear Mr. Lorber:

This document constitutes Amendment #5 to CAD-2 Subcontract FSN0292. The purpose of this Amendment is to modify Attachment A, Direct Labor Schedule to add reates for GFY 1999. Accordingly, Subcontract FSN0292 is modified as follows:

1. Attachment A, "Direct Labor Schedule, dated January 21, 1998" is deleted in its entirety and replaced by the attached Attachment A, "Direct Labor Schedule, dated October 8, 1998," which adds Exhibit 4 that contains rates for GFY 1999.

Except as modified herein, all other terms and conditions of Subcontract FSN0292 remain unchanged.

Indicate your acceptance of this Amendment by fully executing both copies. Please return one (1) fully executed copy to Jan Lasater, Mail Stop IW1506, at your earliest convenience. If you have any questions, please call Mrs. Lasater at 256-730-7843.

Sincerely,                                 ACKNOWLEDGED AND ACCEPTED:

INTERGRAPH CORPORATION                     TOMAHAWK II, INC.

                                           BY     /s/ Michael H. Lorber
                                             ------------------------------
                                           NAME:  Michael H. Lorber
/s/ Jan Lasater                                 ---------------------------
--------------------------------           TITLE: VP-Finance & CFO
Jan Lasater                                      --------------------------
Subcontracts Administrator                 DATE:  10/27/98
FEDERAL SUBCONTRACTS                            ---------------------------

Intergraph Corporation
------------------------------------------------------------------------------
Huntsville, Alabama 35894-0009
Phone:  256-730-7843  Fax: 256-730-6248

                                  ATTACHMENT A


                              DIRECT LABOR SCHEDULE
                                SECTION B-2(a)(1)



                                 OCTOBER 8, 1998

                                    EXHIBIT 1





                      THIS EXHIBIT CONTAINS RATES VALID FOR
                       THE FOLLOWING PURCHASE ORDERS ONLY:


                                   P.O. 370715
                                   P.O. 368327


           THE PERIOD OF PERFORMANCE ON EACH OF THESE PURCHASE ORDERS
                             ENDS SEPTEMBER 30, 1998


                                                                                  CY*                         $750         OVER
NAVAIR                                CATEGORY                                 97 PRIME    $0 TO $750K      TO $1.5M       $1.5M

29AA01        Senior Computer Scientist/Senior Engineer (SCS/SE)               $  97.00      $  81.48       $  84.39      $  89.24
29AB01        Senior Computer Engineer (SCE)                                   $  75.00      $  63.00       $  65.25      $  69.00
29AC01        Computer Technician, Level 1 (CT1)                               $  36.00      $  30.24       $  31.32      $  33.12
29AF01        Computer Technician, Level 2 (CT2)                               $  47.00      $  39.48       $  40.89      $  43.24
29AG01        Computer Technician, Level 3 (CT3)                               $  51.00      $  42.84       $  44.37      $  46.92
29AD01        Computer Specialist/Software Specialist, Level 1 (CS/SS-1)       $  61.00      $  51.24       $  53.07      $  56.12
29AE01        Computer Specialist/Software Specialist, Level 2 (CS/SS-2)       $  75.00      $  63.00       $  65.25      $  69.00


                                                                                  CY*                         $750         OVER
NAVFAC                                CATEGORY                                 97 PRIME    $0 TO $750K      TO $1.5M       $1.5M

0033AA        Senior Computer Scientist (SCS)                                  $  92.00      $  77.28       $  80.04      $  84.64
0033AB        Computer Scientist (CS)                                          $  66.00      $  55.44       $  57.42      $  60.72
0033AJ        Associate Computer Scientist (ACS)                               $  51.00      $  42.84       $  44.37      $  46.92
0033AC        Computer Science Technician (CST)                                $  35.00      $  29.40       $  30.45      $  32.20
0033AD        Senior Engineer (SE)                                             $  71.00      $  59.64       $  61.77      $  65.32
0033AE        Engineer (E)                                                     $  55.00      $  46.20       $  47.85      $  50.60
0033AF        Engineering Technician (ET)                                      $  35.00      $  29.40       $  30.45      $  32.20
0033AG        Senior Clerical Assistant (SCA)                                  $  31.00      $  26.04       $  26.97      $  28.52
0033AH        Clerical Assistant (CA)                                          $  24.00      $  20.16       $  20.88      $  22.08


                                                                                  CY*                         $750         OVER
NAVSEA                                CATEGORY                                 97 PRIME    $0 TO $750K      TO $1.5M       $1.5M

OFF-SITE

SS08AA        Computer Engineer, Level 1 (CE1)                                 $  53.40      $  44.86       $  46.46      $  49.13
SS08AB        Computer Engineer, Level 2 (CE2)                                 $  64.39      $  54.09       $  56.02      $  59.24
SS08AC        Computer Engineer, Level 3 (CE3)                                 $  77.75      $  65.31       $  67.64      $  71.53
SS08AD        Computer Engineer, Level 4 (CE4)                                 $ 100.86      $  84.72       $  87.75      $  92.79
SS08AE        Computer Technician, Level 1 (CT1)                               $  31.91      $  26.80       $  27.76      $  29.36
SS08AF        Computer Technician, Level 2 (CT2)                               $  38.49      $  32.33       $  33.49      $  35.41
SS08AG        Computer Technician, Level 3 (CT3)                               $  49.23      $  41.35       $  42.83      $  45.29
SS08AH        Computer Technician, Level 4 (CT4)                               $  53.40      $  44.86       $  46.46      $  49.13

ON-SITE

SS08AJ        Computer Engineer, Level 1 (CE1)                                 $  82.92      $  69.65       $  72.14      $  76.29
SS08AK        Computer Engineer, Level 2 (CE2)                                 $  93.91      $  78.88       $  81.70      $  86.40
SS08AL        Computer Engineer, Level 3 (CE3)                                 $ 107.27      $  90.11       $  93.32      $  98.69
SS08AM        Computer Engineer, Level 4 (CE4)                                 $ 130.38      $ 109.52       $ 113.43      $ 119.95
SS08AN        Computer Technician, Level 1 (CT1)                               $  61.43      $  51.60       $  53.44      $  56.52
SS08AP        Computer Technician, Level 2 (CT2)                               $  68.01      $  57.13       $  59.17      $  62.57
SS08AQ        Computer Technician, Level 3 (CT3)                               $  78.75      $  66.15       $  68.51      $  72.45
SS08AR        Computer Technician, Level 4 (CT4)                               $  82.92      $  69.65       $  72.14      $  76.29

CRYSTAL CITY

SS08AS        Computer Engineer, Level 1 (CE1)                                 $  53.40      $  44.86       $  46.46      $  49.13
SS08AT        Computer Engineer, Level 2 (CE2)                                 $  64.39      $  54.09       $  56.02      $  59.24
SS08AU        Computer Engineer, Level 3 (CE3)                                 $  77.75      $  65.31       $  67.64      $  71.53
SS08AV        Computer Engineer, Level 4 (CE4)                                 $ 100.86      $  84.72       $  87.75      $  92.79
SS08AW        Computer Technician, Level 1 (CT1)                               $  31.91      $  26.80       $  27.76      $  29.36
SS08AX        Computer Technician, Level 2 (CT2)                               $  38.49      $  32.33       $  33.49      $  35.41
SS08AY        Computer Technician, Level 3 (CT3)                               $  49.23      $  41.35       $  42.83      $  45.29
SS08AZ        Computer Technician, Level 4 (CT4)                               $  53.40      $  44.86       $  46.46      $  49.13


*GFY1997 Rate is valid from February 13, 1997 through October 3, 1997


                                                                                 CY*                         $750K          OVER
NAVAIR                                CATEGORY                                 98 PRIME    $0 TO $750K      TO $1.5M       $1.5M

29AA01        Senior Computer Scientist/Senior Engineer (SCS/SE)               $ 105.00      $  88.20       $  91.35      $  96.60
29AB01        Computer Scientist/Engineer (CS/E)                               $  81.00      $  68.04       $  70.47      $  74.52
29AC01        Computer Technician, Level 1 (CT1)                               $  40.00      $  33.60       $  34.80      $  36.80
29AF01        Computer Technician, Level 2 (CT2)                               $  51.00      $  42.84       $  44.37      $  46.92
29AG01        Computer Technician, Level 3, (CT3)                              $  55.00      $  46.20       $  47.85      $  50.60
29AD01        Computer Specialist/Software Specialist, Level 1 (CS/SS-1)       $  67.00      $  56.28       $  58.29      $  61.64
29AE01        Computer Specialist/Software Specialist, Level 2 (CS/SS-2)       $  81.00      $  68.04       $  70.47      $  74.52


                                                                                  CY*                         $750K         OVER
NAVFAC                                CATEGORY                                 98 PRIME    $0 TO $750K      TO $1.5M       $1.5M

0033AA        Senior Computer Scientist (SCS)                                  $  98.00      $  82.32       $  85.26      $  90.16
0033AB        Computer Scientist (CS)                                          $  70.00      $  58.80       $  60.90      $  64.40
0033AJ        Associate Computer Scientist (ACS)                               $  53.00      $  44.52       $  46.11      $  48.76
0033AC        Computer Science Technician (CST)                                $  37.00      $  31.08       $  32.19      $  34.04
0033AD        Senior Engineer (SE)                                             $  76.00      $  63.84       $  66.12      $  69.92
0033AE        Engineer (E)                                                     $  59.00      $  49.56       $  51.33      $  54.28
0033AF        Engineering Technician (ET)                                      $  37.00      $  31.08       $  32.19      $  34.04
0033AG        Senior Clerical Assistant (SCA)                                  $  32.00      $  26.88       $  27.84      $  29.44
0033AH        Clerical Assistant (CA)                                          $  26.00      $  21.84       $  22.62      $  23.92


                                                                                  CY*                         $750K         OVER
NAVSEA                                CATEGORY                                 98 PRIME    $0 TO $750K      TO $1.5M       $1.5M

OFF-SITE

SS08AA        Computer Engineer, Level 1 (CE1)                                 $  57.67      $  48.44       $  50.17      $  53.06
SS08AB        Computer Engineer, Level 2 (CE2)                                 $  69.54      $  58.41       $  60.50      $  63.98
SS08AC        Computer Engineer, Level 3 (CE3)                                 $  83.96      $  70.53       $  73.05      $  77.24
SS08AD        Computer Engineer, Level 4 (CE4)                                 $ 108.93      $  91.50       $  94.77      $ 100.22
SS08AE        Computer Technician, Level 1 (CT1)                               $  34.46      $  28.95       $  29.98      $  31.70
SS08AF        Computer Technician, Level 2 (CT2)                               $  41.57      $  34.92       $  36.17      $  38.24
SS08AG        Computer Technician, Level 3 (CT3)                               $  53.17      $  44.66       $  46.26      $  48.92
SS08AH        Computer Technician, Level 4 (CT4)                               $  57.67      $  48.44       $  50.17      $  53.06

ON-SITE

SS08AJ        Computer Engineer, Level 1 (CE1)                                 $  88.88      $  74.66       $  77.33      $  81.77
SS08AK        Computer Engineer, Level 2 (CE2)                                 $ 100.75      $  84.63       $  87.65      $  92.69
SS08AL        Computer Engineer, Level 3 (CE3)                                 $ 115.17      $  96.74       $ 100.20      $ 105.96
SS08AM        Computer Engineer, Level 4 (CE4)                                 $ 140.14      $ 117.72       $ 121.92      $ 128.93
SS08AN        Computer Technician, Level 1 (CT1)                               $  65.67      $  55.16       $  57.13      $  60.42
SS08AP        Computer Technician, Level2 (CT2)                                $  72.78      $  61.14       $  63.32      $  66.96
SS08AQ        Computer Technician, Level 3 (CT3)                               $  84.38      $  70.88       $  73.41      $  77.63
SS08AR        Computer Technician, Level 4 (CT4)                               $  88.88      $  74.66       $  77.33      $  81.77


CRYSTAL CITY

SS08AS        Computer Engineer, Level 1 (CE1)                                 $  57.67      $  48.44       $  50.17      $  53.06
SS08AT        Computer Engineer, Level 2 (CE2)                                 $  69.54      $  58.41       $  60.50      $  63.98
SS08AU        Computer Engineer, Level 3 (CE3)                                 $  83.96      $  70.53       $  73.05      $  77.24
SS08AV        Computer Engineer, Level 4 (CE4)                                 $ 108.93      $  91.50       $  94.77      $ 100.22
SS08AW        Computer Technician, Level 1 (CT1)                               $  34.46      $  28.95       $  29.98      $  31.70
SS08AX        Computer Technician, Level 2 (CT2)                               $  41.57      $  34.92       $  36.17      $  38.24
SS08AY        Computer Technician, Level 3 (CT3)                               $  53.17      $  44.66       $  46.26      $  48.92
SS08AZ        Computer Technician, Level 4 (CT4)                               $  57.67      $  48.44       $  50.17      $  53.06


*GFY 1998 Rates are valid from October 4, 1997 through October 2, 1998

                                    EXHIBIT 2







                    THIS EXHIBIT CONTAINS RATES VALID FOR THE
                         FOLLOWING PURCHASE ORDERS ONLY:


                                   P.O. 370710
                                   P.O. 370792
                                   P.O. 373915
                                   P.O. 373998
                                   P.O. 373914



          THE PERIOD OF PERFORMANCE FOR P.O. 370710 ENDS JUNE 1, 1998
                  AND ON EACH OF THE REMAINING PURCHASE ORDERS
                             ENDS SEPTEMBER 30, 1998

                                                                                 GFY*          GFY**
NAVAIR                                CATEGORY                                   1997          1998

29AA01        Senior Computer Scientist/Senior Engineer (SCS/SE)               $  81.48      $  84.74
29AB01        Senior Computer Engineer (SCE)                                   $  63.00      $  65.52
29AC01        Computer Technician,Level 1 (CT1)                                $  30.24      $  31.45
29AF01        Computer Technician, Level 2 (CT2)                               $  39.48      $  41.06
29AG01        Computer Technician, Level 3 (CT3)                               $  42.84      $  44.55
29AD01        Computer Specialist/Software Specialist, Level 1 (CS/SS-1)       $  51.24      $  53.29
29AE01        Computer Specialist/Software Specialist, Level 2 (CS/SS-2)       $  63.00      $  65.52

                                                                                 GFY*          GFY**
NAVFAC                                CATEGORY                                   1997          1998

0033AA        Senior Computer Scientist (SCS)                                  $  77.28      $  80.37
0033AB        Computer Scientist (CS)                                          $  55.44      $  57.66
0033AJ        Associate Computer Scientist (ACS)                               $  42.84      $  44.55
0033AC        Computer Science Technician (CST)                                $  29.40      $  30.58
0033AD        Senior Engineer (SE)                                             $  59.64      $  62.03
0033AE        Engineer (E)                                                     $  46.20      $  48.05
0033AF        Engineering Technician (ET)                                      $  29.40      $  30.58
0033AG        Senior Clerical Assistant (SCA)                                  $  26.04      $  27.08
0033AH        Clerical Assistant (CA)                                          $  20.16      $  20.97

                                                                                 GFY*          GFY**
NAVSEA                                CATEGORY                                   1997          1998

OFF-SITE

SS08AA        Computer Engineer, Level 1 (CE1)                                 $  44.86      $  46.65
SS08AB        Computer Engineer, Level 2 (CE2)                                 $  54.09      $  56.25
SS08AC        Computer Engineer, Level 3 (CE3)                                 $  65.31      $  67.92
SS08AD        Computer Engineer, Level 4 (CE4)                                 $  84.72      $  88.11
SS08AE        Computer Technician, Level 1 (CT1)                               $  26.80      $  27.87
SS08AF        Computer Technician, Level 2 (CT2)                               $  32.33      $  33.62
SS08AG        Computer Technician, Level 3 (CT3)                               $  41.35      $  43.00
SS08AH        Computer Technician, Level 4 (CT4)                               $  44.86      $  46.65

ON-SITE

SS08AJ        Computer Engineer, Level 1 (CE1)                                 $  69.65      $  72.44
SS08AK        Computer Engineer, Level 2 (CE2)                                 $  78.88      $  82.04
SS08AL        Computer Engineer, Level 3 (CE3)                                 $  90.11      $  93.71
SS08AM        Computer Engineer, Level 4 (CE4)                                 $ 109.52      $ 113.90
SS08AN        Computer Technician, Level 1 (CT1)                               $  51.60      $  53.66
SS08AP        Computer Technician, Level 2 (CT2)                               $  57.13      $  59.42
SS08AQ        Computer Technician, Level 3 (CT3)                               $  66.15      $  68.80
SS08AR        Computer Technician, Level 4 (CT4)                               $  69.65      $  72.44



CRYSTAL CITY

SS08AS        Computer Engineer, Level 1 (CE1)                                 $  44.86      $  46.65
SS08AT        Computer Engineer, Level 2 (CE2)                                 $  54.09      $  56.25
SS08AU        Computer Engineer, Level 3 (CE3)                                 $  65.31      $  67.92
 S08AV        Computer Engineer, Level 4 (CE4)                                 $  84.72      $  88.11
SS08AW        Computer Technician, Level 1 (CT1)                               $  26.80      $  27.87
SS08AX        Computer Technician, Level 2 (CT2)                               $  32.33      $  33.62
SS08AY        Computer Technician, Level 3 (CT3)                               $  41.35      $  43.00
SS08AZ        Computer Technician, Level 4 (CT4)                               $  44.86      $  46.65


*GFY1997 Rate is valid from June 16, 1997 through October 3, 1997
**GFY1998 Rate is valid from October 4, 1997 through October 2, 1998

                                    EXHIBIT 3





                CONTAINS RATES VALID FOR PURCHASE ORDERS ISSUED
                          ON OR AFTER JANUARY 21, 1998

                                                                                 GFY*
NAVAIR                                CATEGORY                                   1998

29AA01        Senior Computer Scientist/Senior Engineer (SCS/SE)               $  85.05
29AB01        Senior Computer Engineer (SCE)                                   $  65.61
29AC01        Computer Technician, Level 1 (CT1)                               $  32.40
29AF01        Computer Technician, Level 2 (CT2)                               $  41.31
29AG01        Computer Technician, Level 3 (CT3)                               $  44.55
29AD01        Computer Specialist/Software Specialist, Level 1 (CS/SS-1)       $  54.27
29AE01        Computer Specialist/Software Specialist, Level 2 (CS/SS-2)       $  65.61

                                                                                 GFY*
NAVFAC                                CATEGORY                                   1998

0033AA        Senior Computer Scientist (SCS)                                  $  82.32
0033AB        Computer Scientist (CS)                                          $  58.80
0033AJ        Associate Computer Scientist (ACS)                               $  44.52
0033AC        Computer Science Technician (CST)                                $  31.08
0033AD        Senior Engineer (SE)                                             $  63.84
0033AE        Engineer (E)                                                     $  49.56
0033AF        Engineering Technician (ET)                                      $  31.08
0033AG        Senior Clerical Assistant (SCA)                                  $  26.88
0033AH        Clerical Assistant (CA)                                          $  21.84

                                                                                 GFY*
NAVSEA                                CATEGORY                                   1998

OFF-SITE

SS08AA        Computer Engineer, Level 1 (CE1)                                 $  46.71
SS08AB        Computer Engineer, Level 2 (CE2)                                 $  56.33
SS08AC        Computer Engineer, Level 3 (CE3)                                 $  68.01
SS08AD        Computer Engineer, Level 4 (CE4)                                 $  88.23
SS08AE        Computer Technician, Level 1 (CT1)                               $  27.91
SS08AF        Computer Technician, Level 2 (CT2)                               $  33.67
SS08AG        Computer Technician, Level 3 (CT3)                               $  43.07
SS08AH        Computer Technician, Level 4 (CT4)                               $  46.71

ON-SITE

SS08AJ        Computer Engineer, Level 1 (CE1)                                 $  71.99
SS08AK        Computer Engineer, Level 2 (CE2)                                 $  81.61
SS08AL        Computer Engineer, Level 3 (CE3)                                 $  93.29
SS08AM        Computer Engineer, Level 4 (CE4)                                 $ 113.51
SS08AN        Computer Technician, Level 1 (CT1)                               $  53.19
SS08AP        Computer Technician, Level 2 (CT2)                               $  58.95
SS08AQ        Computer Technician, Level 3 (CT3)                               $  68.35
SS08AR        Computer Technician, Level 4 (CT4)                               $  71.99


CRYSTAL CITY

SS08AS        Computer Engineer, Level 1 (CE1)                                 $  51.15
SS08AT        Computer Engineer, Level 2 (CE2)                                 $  61.68
SS08AU        Computer Engineer, Level 3 (CE3)                                 $  74.47
SS08AV        Computer Engineer, Level 4 (CE4)                                 $  96.62
SS08AW        Computer Technician, Level 1 (CT1)                               $  30.56
SS08AX        Computer Technician, Level 2 (CT2)                               $  36.87
SS08AY        Computer Technician, Level 3 (CT3)                               $  47.16
SS08AZ        Computer Technician, Level 4 (CT4)                               $  51.15


*GFY 1998 rates valid from January 21, 1998 through October 2, 1998

                                    EXHIBIT 4





                CONTAINS RATES VALID FOR PURCHASE ORDERS ISSUED
                                       ON
                   OCTOBER 1, 1998 THROUGH SEPTEMBER 30, 1999

                               TOMAHAWK 1999 RATES

                                                                                 GFY*
NAVAIR                                CATEGORY                                   1999

29AA01        Senior Computer Scientist/Senior Engineer (SCS/SE)               $  91.53
29AB01        Senior Computer Engineer (SC/E)                                  $  70.47
29AC01        Computer Technician, Level 1 (CT1)                               $  34.83
29AF01        Computer Technician, Level 2 (CT2)                               $  44.55
29AG01        Computer Technician, Level 3 (CT3)                               $  46.98
29AD01        Computer Specialist/Software Specialist, Level 1 (CS/SS-1)       $  58.32
29AE01        Computer Specialist/Software Specialist, Level 2 (CS/SS-2)       $  70.47

                                                                                 GFY*
NAVFAC                                CATEGORY                                   1999

0033AA        Senior Computer Scientist (SCS)                                  $  87.36
0033AB        Computer Scientist (CS)                                          $  62.16
0033AJ        Associate Computer Scientist (ACS)                               $  46.20
0033AC        Computer Science Technician (CST)                                $  33.60
0033AD        Senior Engineer (SE)                                             $  67.20
0033AE        Engineer (E)                                                     $  52.08
0033AF        Engineering Technician (ET)                                      $  33.60
0033AG        Senior Clerical Assistant (SCA)                                  $  28.56
0033AH        Clerical Assistant (CA)                                          $  22.68

                                                                                 GFY*
NAVSEA                                CATEGORY                                   1999

OFF-SITE

SS08AA        Computer Engineer, Level 1 (CE1)                                 $  50.45
SS08AB        Computer Engineer, Level 2 (CE2)                                 $  60.83
SS08AC        Computer Engineer, Level 3 (CE3)                                 $  73.46
SS08AD        Computer Engineer, Level 4 (CE4)                                 $  95.28
SS08AE        Computer Technician, Level 1 (CT1)                               $  30.15
SS08AF        Computer Technician, Level 2 (CT2)                               $  36.36
SS08AG        Computer Technician, Level 3 (CT3)                               $  46.52
SS08AH        Computer Technician, Level 4 (CT4)                               $  50.45

ON-SITE

SS08AJ        Computer Engineer, Level 1 (CE1)                                 $  77.20
SS08AK        Computer Engineer, Level 2 (CE2)                                 $  87.59
SS08AL        Computer Engineer, Level 3 (CE3)                                 $ 100.21
SS08AM        Computer Engineer, Level 4 (CE4)                                 $ 122.03
SS08AN        Computer Technician, Level 1 (CT1)                               $  56.90
SS08AP        Computer Technician, Level 2 (CT2)                               $  63.12
SS08AQ        Computer Technician, Level 3 (CT3)                               $  73.27
SS08AR        Computer Technician, Level 4 (CT4)                               $  77.20

CRYSTAL CITY

SS08AS        Computer Engineer, Level 1 (CE1)                                 $  55.24
SS08AT        Computer Engineer, Level 2 (CE2)                                 $  66.61
SS08AU        Computer Engineer, Level 3 (CE3)                                 $  80.44
SS08AV        Computer Engineer, Level 4 (CE4)                                 $ 104.33
SS08AW        Computer Technician, Level 1 (CT1)                               $  33.02
SS08AX        Computer Technician, Level 2 (CT2)                               $  39.81
SS08AY        Computer Technician, Level 3 (CT3)                               $  50.94
SS08AZ        Computer Technician, Level 4 (CT4)                               $  55.24
